UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2018

Date of reporting period:  09/30/2018

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Annual Report
September 30, 2018

Intrepid Capital Fund

October 5, 2018

Mark F. Travis, President/C.E.O.
“Life can only be understood backwards; but it must be lived forwards.”
– Soren Kierkegaard

Dear Friends and Clients,

As I look at my Bloomberg terminal and read the quote above from Soren Kierkegaard, it seems appropriate as I reflect on our portfolio performance over the last twelve months.  Looking at pedestrian investment results in what appears to be a roaring bull market is as frustrating for me as it is for you.  But as the old idiom goes, you can’t unring a bell – as much as I might want to.

For the one-year period ending September 30, 2018, the Intrepid Capital Fund (the “Fund”) increased 1.24% compared to gains of 15.24% for the Russell 2000, 17.91% for the S&P 500 Index, and 11.77% for the Fund’s Blended benchmark, which consists of 60% S&P 500 and 40% ICE BofAML High Yield.  Now might be an appropriate time to restate the investment objectives of the Fund.  Its primary objective is long-term capital appreciation and high current income, emphasis on the long-term.  The Fund is categorized by Morningstar® as Allocation – 50% to 70% equity.  This is what we refer to as a balanced strategy, which consists of holdings in cash (T-bills), stock and bonds.

While many investment managers and their clients still measure performance by how much they outperformed or underperformed the S&P in a given period, I have long argued that investors can’t eat relative returns.  For that reason, the Fund focuses first and foremost on absolute return.  Our primary goal is to generate sustainable positive results to meet our shareholders’ objectives.  Whether those objectives are related to retirement, education, philanthropy, or other aspirations, “outperforming” by losing less than a falling benchmark doesn’t help make forward progress toward any goal.

The allocation in the portfolio tends to cluster around 60% in equities of various market cap sizes, with the remaining 40% in shorter-maturity fixed income.  However, our equity allocation can range from 45% to 70%, depending strictly on what qualifying investment opportunities are available.  We have found, along with others in the industry, that this mix tends to generate attractive risk/return characteristics and enable shareholders to weather times of financial adversity without buckling and abandoning their strategy.  Industry data shows that investors in this type of strategy tend to have longer average holding periods than the typical equity fund investor.

The most distinctive factor that sets apart the equity holdings of this or any of our mutual funds is our rigorous process of determining what the underlying company is worth and the strict requirement that we don’t purchase stocks unless they trade at a

Intrepid Capital Fund

significant discount to that fair value.  For fixed income, we want to determine how we will be repaid if we lend money to a company over a relatively short time frame.

Other distinguishing characteristics of the Fund include:

•
Our investment horizon is long-term.  In some cases, we’ve patiently owned a company for 3-5 years as our thesis plays out or the business steadily compounds value.  We think this gives us a distinct advantage over many managers who may hold positions for a few months or less, resulting in higher portfolio turnover, transaction costs, and taxes.

•
We construct more concentrated portfolios than many of our balanced fund peers.  If we find an attractive business and believe a significant disconnect exists between its price and intrinsic value, we like to own a lot of it.

•
Our mandate allows for a variety of equity market caps, and the Fund usually holds a mix of small, medium and large capitalization stocks.  In addition, up to 25% may be companies not domiciled in the U.S.  By my estimation, that gives us a potential of over 12,000 equity securities from which to choose – about 4,300 in the U.S., the rest in other developed markets around the globe.

•
Lastly, we are not driven to invest based on the sector breakdown or other characteristics of a given benchmark index.  The portfolio can and will differ from the indexes, particularly over shorter time frames, based on where we’re finding pockets of value.

As a fiduciary, co-investor and portfolio manager for the last 24 years, I can only recall the period known as the Tech Bubble in the late 1990’s where I felt as out of touch and left in the dust by the equity market as I do today.  It is interesting to see some of the similarities in market performance, then and now.

Almost exactly 20 years ago (September 1998) the Federal Reserve, under Alan Greenspan, coordinated a bailout of Long Term Capital Management (LTCM), a very large, very levered hedge fund on the brink of collapse.  LTCM was trading for many multiples of fund equity with the assistance of leverage and several Nobel Prize-winning economists and renowned Wall Street traders, and it nearly collapsed the global financial system in 1998.  Between mid-July and early October 1998, the LTCM crisis fallout drove the Russell 2000 and S&P 500 down 32.6% and 18.8%, respectively.1

I bring this up as a reminder that prices can go down, often much quicker than they ascended.  I am certain there is more leverage in the financial system today than at the start of this bull market, aided by the Fed’s interest rate suppression.  While households seem to have “gotten religion” since the financial crisis – personal debt levels are well below 2007 highs – corporations have gorged themselves at the feeding trough of cheap debt, enabled in part by seemingly insatiable investor demand for any fixed income instrument yielding more than 1%.
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[1]	Returns quoted are for the period of July 17, 1998 to October 8, 1998.

Intrepid Capital Fund

Many of those companies are already feeling the pinch of rising rates, especially the ones that borrowed with floating rate loans.  The 10-year Treasury touched a low rate of 1.36% in July of 2016; today the 10-year Treasury yields 3.23%.  The Federal Reserve is currently forecasting three more increases in rates in 2019.  My guess is that at some point, the companies that have borrowed most heavily over the last decade will ultimately put that decision in the “it seemed like a good idea at the time” category!

Our results in the Fund over the last year were suppressed by the three largest detractors, which reduced the Fund’s return by approximately 3.50%.  Corus Entertainment (ticker: CJR/B CN) is a Toronto-based broadcaster that merged with sister company Shaw Media (the chairman of Corus is Heather Shaw).  Although Corus has a dominant share of women and children’s television programming in Canada, including broadcast rights to HGTV, Food Network, Disney Channel, Nickelodeon, and other top-tier programming, the additional leverage from the acquisition of Shaw Media coupled with falling advertising revenue and management’s unwillingness to reduce their dividend gave us enough reason to make the decision to sell earlier in the year.

Retail Food Group (ticker:  RFG) is an Australia-based franchisor of fast food coffee, donut, and pizza shops.  RFG had many of the characteristics we like in a business but had been painted as a villain by several Australian media outlets.  Unfortunately, after a pair of Intrepid research analysts spent two weeks “down under,” we realized the claims of franchisee mistreatment were true.  Their meeting with management only worsened our doubts, and the CEO was unwilling to consider backing up his claims that the stock was undervalued by buying back shares, even at depressed prices.  We completely exited this position during the second quarter and avoided significant additional losses by selling when we did.

Net 1 UEPS Technologies (ticker: UEPS) is a company providing payment solutions for un-banked individuals around the world.  UEPS lost a contract several years ago to deliver welfare money electronically for the South African government, and the revenue stream is finally rolling off after extended delays in getting the South African Post Office up to speed as the replacement vendor.  We believe the sum of the parts of UEPS’ balance sheet is much higher than the current share price.  We will continue to hold and monitor this security.

The top three contributors for the one-year period ending September 30, 2018 were Syntel (ticker: SYNT), Greenhill & Co. (ticker: GHL), and Discovery, Inc. (ticker:  DISCK).

On the fixed income portion of the portfolio, Jason Lazarus, CFA has steered us away from the negative results of fixed income benchmarks with careful selection of shorter-term bonds.  We continue to opportunistically invest in high yield issues when we can capture enough incremental spread to justify a step up in credit risk, but high yield debt trades today at the lowest spread over Treasuries in the post-financial crisis era, barely over 3%.  Because of this poor risk/return tradeoff, roughly 20% of our bond holdings today are investment grade notes maturing in the next year or two,

Intrepid Capital Fund

and the Fund’s average expected payback period, as measured by duration, is well under two years.  This positioning has paid off, as our fixed income holdings are positive year-to-date against a backdrop of the Bloomberg Barclays Aggregate Bond Index being down 2.53%.

We understand the frustration with our shorter-term results, but believe that our risk-controlled process should generate attractive long-term returns. Thank you for your continued support.

Best regards,

Mark F. Travis, President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Blended Benchmark consists of 60% S&P 500 Index and 40% ICE BofAML US High Yield Index.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  You cannot invest directly in an index.

Intrepid Capital Fund

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Yield Spread is the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

October 8, 2018

Mark F. Travis, President/C.E.O.

Dear Fellow Shareholders,

The third quarter of 2018 was another good one for small cap stocks.  The Russell 2000 returned 3.58%, while the Morningstar Small Cap and S&P Small Cap 600 indexes returned 3.70% and 4.71%, respectively.  Small cap U.S. stocks have been a favored trade in 2018, as concerns over global trade relations have pushed investors toward smaller companies with less international exposure.  As absolute return investors, we have largely remained on the sidelines and refuse to overpay for securities just because they might suffer less than their large cap counterparts in an environment of higher tariffs and escalating acrimony between the U.S. and its trade partners.  Our past several commentaries have consistently warned about the perils of investing in this overvalued, long-in-the-tooth bull market.  While we won’t speculate on the timing or cause of an eventual correction, there are a few recent developments that make us optimistic.

Notably, yields have moved sharply higher and are now beginning to offer investors a more enticing alternative to equities.  In addition, the performance of the S&P Small Cap 600 fell 3.32% in September, compared to an increase in the S&P 500 of 0.57% – the largest monthly divergence in four years.2  With higher multiples and more leverage than large cap stocks, we have long held that small caps have not been the safest place for investors to hide.

Another consequence of higher yields is that small cap companies will have a tougher time servicing the large debt piles they have accumulated during years of artificially suppressed interest rates and easy access to leverage.  As of the writing of this letter, total net debt divided by total EBITDA of the Russell 2000 stood at 4.98x, or over one turn higher than at the tail end of the last bull market (2006-2007).

Augmenting the challenge that this mountain of debt creates for companies is the pervasiveness of variable interest rates.  Earlier this year, Goldman Sachs analyst Jessica Binder Graham found that 42% of the debt owned by companies in the Russell 2000 carries floating interest rates, compared with just 9% for companies in the S&P 500.3  These variable rates mean that small cap companies will feel an immediate squeeze on their income statements as rates lift.  Many of these companies produce miniscule or negative operating profit and would have already been forced to restructure or exit the market in a more “normal” rate environment.  We welcome market weakness and volatility that might come from a cyclical credit squeeze, as it should allow us to deploy capital at more attractive prices and higher expected returns.
_________________

[2]	Liu, Evie. “Small-Cap Stocks May Be Sending a Bear-Market Signal.” Barron’s. 3 Oct 2018.
[3]	Arends, Brett. “Unseen Dangers in Small-Cap Stock Rally.” Barron’s. 20 Jan 2018.

Intrepid Endurance Fund

Before getting into performance, we wanted to note an important update about the management of the Intrepid Endurance Fund (“the Fund”).  On September 10th, Jayme Wiggins was terminated as lead portfolio manager of the Fund.  We are grateful for the efforts and discipline he contributed while at Intrepid and wish him all the best in the next chapter of his career.  Unfortunately, the Fund’s performance over the last several years has not met our expectations.  I, Mark Travis, will now serve as portfolio manager of the Fund, and assisting me will be research analysts Matt Parker, CPA and Hunter Hayes.

Importantly, there will be no major changes to the investment process and our rigorous approach to evaluating securities.  However, as we continue our search for undervalued stocks, we would anticipate the Fund gradually becoming more invested and holding less cash.  We also plan to employ more stringent qualitative research parameters, resulting in a tilt toward higher-quality businesses that compound value over time.

For the quarter ended September 30, 2018, the Fund returned -0.29%.  The top two contributors to performance were Hallmark Financial Services (ticker: HALL) and Crawford & Company (ticker: CRD/A).  Hallmark reported a second consecutive quarter of underwriting profit, following several quarters of rough underwriting results in 2017.  Poor results have stemmed from Hallmark’s commercial auto insurance division.  The challenges have been industrywide, but there are signs that conditions are improving.  Insurers in this market niche have been aggressively hiking rates, and some competitors have retreated from the market.  The industry tends to be cyclical, so we expect results to gradually improve.  The business is trading at a discount to tangible book value and we continue to believe it is an attractive place for our capital.

Crawford was a new purchase for us in the prior quarter and has performed well since our investment.  The company recently reported its third consecutive quarter of organic revenue growth, and management noted several signs of accelerating momentum.  We think the company may be beginning to emerge from its lackluster growth phase.

The Fund’s top three detractors for the quarter were iShares Gold Trust (ticker: IAU), Protective Insurance Corporation (ticker: PTVCB, formerly Baldwin & Lyons) and Net 1 UEPS Technologies (ticker: UEPS).

Gold prices continued to fall in the third quarter due to the continued strength of the dollar and a hawkish Federal Reserve.  We like our position in the precious metal as we believe that it provides a suitable hedge against an overvalued market in the short term, and a long-term hedge against loose monetary policy and high global indebtedness.

Baldwin & Lyons changed its name to Protective Insurance Corporation in August in order to align the holding company name with the name of the underwriting subsidiary.  There were no major developments for the company during the quarter, and we believe the company will benefit from the aforementioned cyclical recovery in commercial auto insurance.  In the meantime, the stock continues to offer an attractive dividend yield near 5%.  Like Hallmark, Protective also trades below its tangible book value.

Intrepid Endurance Fund

Net 1 UEPS Technologies (UEPS) reported its fiscal year results a few weeks ago. It’s been a volatile year for UEPS shares as the company prepared to end its long-held contract with the South African Social Security Agency (SASSA).  As of October 1, the contract is no more.  After years of negative publicity, extensions, and uncertainty about the replacement vendor, we view the completion of the welfare distribution contract as a net positive that will allow management to focus on the company’s bright future. UEPS’ fast-growing EasyPay Everywhere (EPE) banking offering will offset much of the foregone revenue, and our hope is that UEPS will no longer be the South African media’s scapegoat for the myriad issues plaguing SASSA.

Just before writing this, the Supreme Court of Appeal of South Africa ruled in UEPS’ favor to continue letting grant recipients choose any bank account they like to receive their grant payments. Furthermore, recipients can transact freely with any service provider, utilizing the full functionality of their bank accounts with the money from those grant payments. This bodes well for EasyPay Everywhere (EPE), as grant recipients can continue receiving grant money in their EPE accounts and, in turn, utilize UEPS’ vast financial services infrastructure.  That infrastructure includes the most extensive distribution network of mobile and fixed ATMs in South Africa (~2,000) and access to services like microloans, life insurance, prepaid utilities, telecommunications products, and other offerings typically not available to the unbanked. As of 6/30/2018, there were ~2.9 million EPE account holders.

In addition to its core South African business, our investment in UEPS is reinforced by the company’s balance sheet and ownership of KSNET Inc., one of the largest South Korean payment companies.  The combined value of those balance sheet investments and KSNET, even without the core business, is above UEPS’ current stock price.  Once the company proves its South African business can thrive despite the SASSA contract expiring, we are confident that the market will recognize the value in UEPS.

For the fiscal year ended September 30, 2018, the Fund returned -0.49% compared to returns of 15.24%, 14.45% and 19.08% for the Russell 2000, Morningstar Small Cap Value and S&P Small Cap 600.  For the fiscal year, the top three contributors were Primero Mining bonds, Syntel (ticker: SYNT), and Protective Insurance (ticker: PTVCB).  The top three detractors were Retail Food Group (ticker: RFG AU), Corus Entertainment (ticker: CJR/B), and Dundee Corp (ticker: DC/A CN).

Intrepid Endurance Fund

While we are not pleased with the short-term performance of the Fund, we believe our conservative positioning will lead to our goal of significant outperformance when the cycle turns and the longest running bull market in history inevitably comes to a conclusion.  Thank you for your investment.

Best regards,

Mark F. Travis, President
Intrepid Endurance Fund Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P SmallCap 600 measures the small-cap segment of the U.S. equity market.  The S&P 500 Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.You cannot invest directly in an index.

Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.  Net Debt/EBITDA is a debt ratio that shows how many years it would take for a company to pay back its debt if net debt and EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) are held constant.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 5, 2018

Jason Lazarus,
Income Fund Portfolio Manager

Dear Fellow Shareholders,

The domestic fixed income markets produced mixed results in the quarter ended September 30, 2018.  The U.S. Treasury curve continued to shift higher across all maturities, resulting in lower bond prices.  However, exposure to credit risk was highly rewarded.  The Bloomberg Barclays US Aggregate, which is a broad measure of the investment grade fixed income market in the United States, eked out a 0.02% gain.  The Aggregate’s relatively high exposure to US Treasury and agency securities meaningfully detracted from the index’s return but was more than offset by the positive impact of credit exposure.

Investment grade corporate bonds returned a respectable 0.96% after a tough first half of the year, as measured by the ICE BAML US Corporate Index.  The lower quality ICE BAML US High Yield Index rallied an impressive 2.44%.  Given the Intrepid Income Fund’s (the “Fund”) shorter duration and higher quality biases, we also cite the performance of the ICE BAML 1-5 Year BB-B Cash Pay High Yield Index, which returned 2.08% in the quarter.  Weaker credit quality generally produced the best returns in the quarter, led by CCC-rated issues.

The Income Fund returned 0.83% in the third quarter.  Nearly half of the Fund’s assets were invested in short-term investment grade bonds that we believe will produce attractive risk-adjusted returns relative to Treasury bills, but will certainly underperform lower-rated issues in risk-on environments like the third quarter.  Furthermore, our high yield holdings are generally on the higher end of the quality spectrum and therefore do not experience as much appreciation during strong periods as the high yield indexes.  The Fund did not have any material contributors or detractors in period.  For the most part, the Fund clipped coupons for three months.  We have no qualms with the lack of fireworks and are perfectly happy taking our coupon and principal payments on schedule, particularly in what may be the later innings of the cycle.

The Fund’s fiscal year, which ended September 30, 2018, was a bit more eventful.  Treasury yields have exploded higher across the yield curve, and particularly at the front end, as the Federal Reserve has marched the overnight lending rate above 2%.  The long end of the curve has shifted upwards to a lesser degree, but the higher interest rate sensitivity has led to a significant sell-off in longer-dated investment grade bonds.

Investment grade corporate credit was essentially flat over the last twelve months, but higher coupon rates helped to offset some of the market value decline.  The US Corporate Index lost 1.096% in the period.  On the other hand, high yield bonds performed quite well due to economic strength and desire for investors to own risky assets.  The High Yield Index gained 2.94% over the last twelve months, and the

Intrepid Income Fund

1-5 Year BB-B Index returned 3.70%.  The Intrepid Income Fund gained 2.05%.  The Fund’s allocation to high yield credits averaged less than 50% over the last year.

Primero Mining convertible notes, FTI Consulting 6% due 11/15/2022, and Silgan Holdings 5.5% due 2/01/2022 were the three largest contributors to the Fund’s performance in the twelve-month period, although most of the Fund’s large high yield positions were material contributors.  Primero has been discussed in several past letters.  The distressed junior miner was purchased earlier this year by First Majestic Silver, which repurchased our bonds at par value.  FTI and Silgan are two of the Fund’s largest positions, and both outperformed the high yield benchmarks over the last year.

There were two material detractors that we have written about in past quarters.  Retail Food Group common stock (ticker: RFG AU) and Corus Entertainment common stock (ticker: CJR/B CN) significantly impacted our performance in the last twelve months.  Rather than reprint our previously recorded thoughts, we refer readers to our first and second quarter commentaries for indepth discussions on these holdings.  At the time of this writing, our decisions to liquidate both of these securities appear to be well-founded.  Neither business’ prospects have improved, which has translated into further price declines in the shares.  Both securities have fallen roughly 50% since we exited the positions.

Several of the Fund’s short-term investment grade bonds matured in the third quarter, including two of our longer-term holdings in Dillard’s and Expedia.  These issues outperformed similar maturity Treasury securities by three to four times.  The maturing issues were replaced with investment grade bonds maturing in the next two to ten months.  We believe opportunities are still present in the front end of the investment grade yield curve, but overall BBB credit quality appears relatively weak.  We are carefully assessing credit quality and liquidity now that the three-month Treasury bill offers a yield of 2.15%.

Intrepid Income Fund

We initiated positions in two bonds issued by Wyndham Destinations (WYND), the world’s largest timeshare business with over 220 resorts and nearly 900,000 members.  Formerly known as Wyndham Worldwide, the company recently spun off Wyndham Hotels and sold its European vacation rentals business to become a pure-play timeshare operator.  While the sale of timeshares is quite obviously cyclical, a significant portion of Wyndham’s earnings stream is derived from services that appear to be recession-resistant.  Greater than half of the firm’s timeshare sales are generated from existing customers upgrading their vacation packages, for example, adding an additional week’s stay.  Upgrade revenue proved to be much more resilient in the 2009 recession.  Wyndham also provides financing to timeshare buyers that also performed relatively well during the financial crisis.  After the timeshare sale is completed, Wyndham provides property management services that are required regardless of the economic cycle.

Wyndham’s earnings power is further bolstered by its ownership of RCI, the world’s largest timeshare exchange network.  Timeshare owners pay around one hundred dollars a year to be a member of the network, which allows them to exchange their timeshares for stays at over 4,000 properties across the globe.  RCI has 3.9 million members.  While growth has been hard to come by, the exchange business is extremely stable and produces generous free cash flow.  Wyndham has reported just one quarter as a standalone company since the spin-off was completed, but we believe pro forma EBITDA will exceed $950 million, placing leverage at under 3x.  Management has pledged to reduce debt by $400-$500 million over the next three years.  We purchased two Wyndham Destinations bond issues in the quarter – one maturing in 2021 and the other in 2023.  In our opinion, the issues will prove to be attractive shorter-duration holdings.

Since the end of the quarter, U.S. Treasury yields have continued to spike.  The benchmark 10-year yield broke through 3.2% in the first week of October, the highest level since early 2011.  The consensus projection is that the Federal Reserve will continue to consistently raise rates through next year.

We are pleased with the Income Fund’s performance in such an environment and believe our opportunity set is becoming more attractive.  The portfolio is well constructed and will enable us to redeploy cash from maturities into higher-yielding securities.  With that said, we continue to see signs of excess in the credit markets, including the ballooning size of the BBB-rated bond market, historically high leverage ratios across ratings, and the loosest covenants in history.

A recent Bloomberg article noted that the absence of covenants is so common that the presence of them may actually be a red flag for investors.  While we find these top-down perspectives to be interesting, they do not direct our investment strategy.  We do not deploy capital based on the valuations of entire markets, and we will not pretend to be able to forecast the direction of interest rates.  We will continue to

Intrepid Income Fund

follow a bottom-up process to identify attractive fixed income investments and apply rigorous fundamental analyses when underwriting credits.

Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Fund Portfolio Manager

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The ICE BofAML 1-5 Year BB-B Cash Pay High Yield Index is a subset of the ICE BofAML US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 5 years and rated BB1 through B3, inclusive. You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.  EBITDA is a measure of a company’s operating performance and refers to Earnings before Interest, Taxes, Depreciation and Amortization.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 8, 2018

Clay Kirkland, CFA
Disciplined Fund Portfolio Manager

Dear Fellow Shareholders,

U.S. equity markets continued their ascent in the third quarter with all major indices exceeding their January peaks and hitting new all-time highs.  Our long-term approach to investing did not fare as well.  Value significantly underperformed growth—the S&P Growth Index returned 3.42% points more than its value counterpart.  While it is painful to feel like you were not invited to the party, we are confident that value will have its day in the spotlight soon.

We believe a portfolio composed of high-quality businesses with strong fundamentals that trade at reasonable prices will perform well over time; however, there may be periods where we underperform like we have recently.  The U.S. equity market has been an outlier globally this year as a strong economy fueled by tax cuts has helped insulate it from the turmoil seen in some foreign markets.  The U.S. debt market is a different story, however, and has been moving lower.  The Fed raised rates in September for the third time this year and the market pegs a 77% probability that another increase will occur in December.  The Treasury market has reacted by selling off to the point where some yields are at the highest levels since 2011, when U.S. government debt was downgraded.

On the surface things look great domestically—GDP is growing at a fast rate (bolstered by corporate tax cuts), consumer spending is strong, and unemployment is at a 40-year low.  But where do we go from here?  We are interested to see what impact threatened and already enacted tariffs will have on growth in the fourth quarter and early 2019.  Perhaps the market is already beginning to factor in slower growth and higher rates.  As I write this, we are seven trading days into October and month-to-date returns are -4.33% for the S&P 500 and more than 7% declines for small caps and technology indices.

September 30th marked our fiscal year end for the Intrepid Disciplined Value Fund (the “Fund”).  We are not pleased with a return of 1.06% for the trailing year compared to a return of 17.91% for the S&P 500.  A few securities had an outsized negative impact on performance.  In fact, the three largest detractors were a drag of -5.5% on the trailing 12-month return.  The Fund returned 0.19% for the third quarter of calendar year 2018 compared to 7.71% for the S&P 500.

The top contributors for the year include Apple (ticker: AAPL), Royal Mail PLC (ticker: RMG LN), and Cheesecake Factory (ticker: CAKE).  For the third quarter, the top contributors were Apple (ticker: AAPL), Berkshire Hathaway (ticker: BRK/B), and AmerisourceBergen (ticker: ABC).

We purchased shares of Apple a few years ago when the company was trading at a material discount to intrinsic value.  At the time, investors were worried about

Intrepid Disciplined Value Fund

potential margin pressure and feared a slowdown in iPhone sales would weigh on performance.  Since then, the company has continued to innovate and find new growth avenues of high margin revenue.  While the iPhone market has matured, its Services and Other categories are growing very quickly.

The company announced early this year it would reduce its net cash balance from $163 billion to zero, and it is doing so through shareholder-friendly activities.  Apple’s world-class management team has successfully increased the company’s intrinsic value over the years, but after the significant appreciation in the stock price following recent results, we reduced our position by a small amount.

Royal Mail PLC has been a roller coaster over the past year.  While it was a top contributor for the trailing 12-month period ending September 30, 2018, the stock gave up all of its gains and then some in the days since.  The company is struggling to grow its top line at the same time it is facing increased costs.  We believe these headwinds will be challenging to overcome, so we exited the position after quarter end.

We purchased Cheesecake Factory about a year ago after shares had fallen precipitously.  The company was experiencing negative same-restaurant sales growth and significant margin pressure.  Growth has since turned positive, but the margin issues remain as increased labor costs have proven difficult to overcome.  Speculation earlier this year that the company was a takeover target pushed shares higher, at which point we reduced our position.  Management is acutely focused on improving margins and we believe any incremental improvement over the next few quarters will help alleviate those concerns.

For the year, Corus Entertainment (ticker: CJR/B CN) hurt performance by about 3%.  We have written about the company extensively in the Intrepid Endurance Fund quarterly commentary over the past few years, including in the first quarter of 2018.  Admittedly, we were wrong, and the position should have been sold sooner, but it is no longer in the Fund.

Net 1 UEPS Technologies (ticker: UEPS) has been a volatile holding.  There are many moving parts and very little sell-side coverage, which we believe has led to confusion amongst investors.  As of October 1, the company’s legacy contract with the South African Social Security Agency (SASSA) is no more.  We view this as a net positive. UEPS’ fast-growing EasyPay Everywhere (EPE) banking offering will offset much of the foregone revenue, and our hope is that UEPS will no longer be the South African media’s scapegoat for the myriad issues plaguing SASSA.

A positive development was recently announced when the Supreme Court of Appeal of South Africa ruled in UEPS’ favor to continue letting grant recipients choose any bank account they like to receive their grant payments.  Furthermore, recipients can transact freely with any service provider, utilizing the full functionality of their bank accounts with the money from those grant payments.  This bodes well for EasyPay Everywhere, as grant recipients can continue receiving grant money in their EPE accounts and, in turn, utilize UEPS’ vast financial services infrastructure. That

Intrepid Disciplined Value Fund

infrastructure includes the most extensive distribution network of mobile and fixed ATMs in South Africa (~2,000) and access to services like microloans, life insurance, prepaid utilities, telecommunications products, and other offerings typically not available to the unbanked.

UEPS’ balance sheet alone supports its valuation.  Its equity investments along with its ownership of KSNET Inc., one of the largest South Korean payment companies, combine to be worth much more than its current market capitalization.  We believe once the company proves its South African business can thrive despite the SASSA contract expiring, the market will recognize the value in UEPS.

Western Digital (ticker: WDC) is a position we have owned for a few years.  Its business is divided into two parts: HDD (hard disk drives) and NAND memory, which can be used in many applications including solid state drives.  Revenue is about equally spilt between the two businesses, but NAND carries a much higher margin.  The two technologies are substitutes in many instances, with each having its own set of strengths and weaknesses.  HDDs are much cheaper on a per gigabit basis but lack the performance capabilities of NAND.  When NAND prices are high, demand for HDDs increases, and vice versa.

Despite what we consider a hedge of sorts, investors only seem to care about the NAND business, and more specifically where NAND pricing is going moving forward.  Unfortunately, pricing weakness started to show up much sooner than management had communicated to investors.  It has continued to be the case up through the most recent quarter and has caused a dramatic sell-off in the price of the stock.

Fundamentally, the company is doing quite well.  The HDD business is exceeding expectations and the NAND business is still wildly profitable.  The company is generating massive amounts of free cash flow and continues to grow its operations.  However, it is now one of the cheapest stocks in the S&P 500 index.  Investors worry that this memory cycle will be like past memory cycles which have seen material swings in pricing.  We do not believe this to be the case.  We are in the midst of a secular trend of increased demand for memory chips and view Western Digital as well positioned within the marketplace.

With inflation on the rise, we are seeing increasing wages at many of the companies we own.  The retail industry has been especially vocal on the matter as wage pressures have weighed on margins in recent quarters.  This has caused some stocks to sell off, providing us with an opportunity to acquire shares at attractive prices.  We increased our position in Dollar Tree (ticker: DLTR) during the quarter.  The company reported disappointing results at its Family Dollar banner, revealing weak sales and high costs.  However, the Dollar Tree banner continues to perform extremely well.  At current prices, the market is assigning almost no value to the 8,000 location Family Dollar franchise.  We believe management will make the necessary changes needed to get Family Dollar back on track.  Small incremental improvements at the banner will go a long way to improve financials and help bolster the equity price.

Intrepid Disciplined Value Fund

Again, performance was not what we had hoped for and not what we expected.  We are invested alongside you and will continue to work hard to help grow and protect our mutual investments.

Sincerely,

Clay Kirkland, CFA
Intrepid Disciplined Value Fund Portfolio Manager

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.  The Russell 3000 Index consists of the 3,000 largest companies in the U.S. as measured by total market capitalization.  The S&P 500 Growth Index is the segment of the S&P 500 Index determined by a measure of three factors: sales growth, the ratio of earnings change to price, and momentum. The S&P 500 Value Index is the segment of the S&P 500 Index determined by a measure of three factors:  the ratios of book value, earnings, and sales to price.  You cannot invest directly in an index.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  NAND refers to a logic gate (a circuit), in digital electronics, which produces an output which is false only if all its inputs are true.

Opinions  expressed  are  subject  to  change,  are  not  guaranteed  and  should  not  be  considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

October 5, 2018

Ben Franklin,
International Fund
Portfolio Manager

Dear Fellow Shareholders,

The Intrepid International Fund (the “Fund”) endured a decline of 4.09% for the third quarter of 2018, while the MSCI EAFE Index (the “Index”) eked out an increase of 1.35%.  As is normally the case with the Fund, the high concentration of uncorrelated securities causes it to perform much differently than the Index.  The third quarter was swung by a few large detractors.  We believe it’s important for our investors to understand that movements in the market prices of securities many times does not reflect changes in the value of the underlying businesses.

For the year ending September 30, the Fund declined 5.43%, compared to the Index’s return of 2.74%.  Most of this underperformance has occurred in the first nine months of 2018.  Due to the concentrated nature of the Fund, a few securities can cause material changes in the Fund.  We have had several positions with an outsized impact.  In addition to the detractors listed below for the quarter, we had a significant negative contribution from several other securities, including Retail Food Group (RFG AU), which the Fund no longer holds.  This particular holding is one where we admit we made a mistake.  Additionally, there were securities where the price fell, but the fundamentals have not, and we have thus added to our position.

To help understand the negative performance during the third quarter, we will begin with a review of the top three detractors for the quarter.  These were Quarto Group (ticker: QRT LN), Dundee Corp’s 7.5% Series 5 Perpetual Preferred shares (CUSIP: 264901877), and Coventry Group (ticker: CYG AU).

Quarto is a British illustrated book publisher focused on both Children’s and Adult titles.  Many believe books are a relic of the past, but the data suggests otherwise.  A market and channel review conducted by Pragma Consulting Limited was commissioned by the company in November 2017.  The report highlighted that the addressable market for Quarto in the US has grown 4.6% since 2013 and is forecast to grow by a further 8.8% by 2020.  Past and expected future growth rates in the UK were also reported to be in the mid-single digits.4  As mentioned above, the books Quarto sells are illustrated and thus are more insulated from the shift to the digital age.

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[4]	The Quarto Group. Annual Report 2017. Web. 4 Oct 2018, p. 19.

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On September 17, 2018 Quarto reported a revenue increase of 12% with an even larger improvement in earnings. Despite the positive development, the stock has traded down. This is a very thinly traded stock, and it can have significant price movements on very little volume. We believe this stock is one where Mr. Market has provided a price that is not related to the underlying value of the stock.

To play devil’s advocate, the company does have a debt balance they are dealing with.  However, the company has publicly stated they are close to extending the maturity of their debt.  Additionally, 40% of the company’s 2017 revenue was backlist titles that produce revenue over three years on average.  In a bind, the company could choose to not reinvest in some of these titles temporarily and use the cash flow to pay down debt.  We believe the new CEO, CK Lau, will skillfully inject capital into the business, so this is an unlikely possibility, but it is an option.  Lastly, Lau has developed a formidable plan to both cut costs and grow revenue.  We don’t believe the market is giving the stock credit for this plan, which will play out over the next year or so.

The Dundee Series 5 Preferred shares have a put date in June of 2019 at par; however, the company has the option to convert the shares to common equity at a floor price of C$2.00 per Class A share.  On the company’s most recent conference call, management hinted at this possibility, as well as the possibility of a negotiation to extend the preferred, and potentially a partial redemption.  The comments caused the preferred to drop in price, despite having significant asset coverage.  We are not sure exactly how the negotiations will work out; however, the company has the ability to pay off the Series 5 shares now, and the largest holder negotiating with the company successfully renegotiated terms with the company in a similar fashion in 2016.  The current yield on the preferreds is over 9%, so we are happy to be paid an adequate dividend while we wait.

The company has two other Series of preferred shares outstanding, one of which we own.  The price of that security increased during the period as the possibility that the Series 5 Preferreds may be extended has increased the credit quality of the other outstanding Series.  In fact, the Series 3 Preferred Shares went on to be a top contributor during the quarter.

Coventry Group was a top detractor for the Fund for two reasons: 1) its large weight in the portfolio means a small price movement will have a large impact on performance, and 2) we believe the price our 3rd party pricing service provided for the illiquid security at the end of the quarter was conservative.  The weight in the Fund has increased over time as the security has increased in value; in fact, it was a top contributor in the second quarter of this year.

Typically, securities we own are valued at the last sales price on the securities exchange on which they are primarily traded.  However, shares of Coventry Group do not trade every day.  In this situation, our third party pricing service will generally use the bid quotation.  This can vary significantly from where the shares have

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recently traded.  The last day of the third quarter that the shares traded was September 25th at a price of A$1.233 per share.  They did not trade on the last trading day in the period, and our pricing service valued them at the bid price of AUD 1.15 per share instead of the last price they traded at.  The nearly 7% difference between these two prices was enough to cause a roughly 40 bps negative contribution to the Fund.  The shares have traded higher as we have entered the fourth quarter.

Despite the downward price of the security, we believe the business fundamentals at Coventry Group are improving significantly.  The Australian firm supplies fasteners and other products to the industrial market.  Its business is literally focused on nuts and bolts.  Financial performance is improving, employee morale has spiked, and customers are happier than they’ve been in years.  We are happy with the direction of the firm and our investment in it.

Our top three contributors for the quarter were Dundee Corp’s 5% Series 3 Perpetual Preferred shares (cusip: 264901802), Clere (ticker: CAG GR), and Gattaca (ticker: GATC LN).

Our top contributor during the third quarter, the Dundee Series 3 Preferreds, belong to the same company whose Series 5 Preferreds were a top detractor.  This shows how different parts of the capital structure can have significantly different price movements.  The assets backing both securities are the same, but the performance is widely different.  Our weight was higher in the security with the positive performance.

Clere is another company in which we own a large weight.  The company has over €18 per share in cash and investments yet trades south of €12.50 per share.  Despite the stability of the assets, the security tends to swing around unpredictably; this quarter it swung in our favor.  We have taken advantage of the vicissitudes to add on weakness, and when the weight gets too large for our risk profile, reduce on strength.  We have no idea what the future holds for the price of the shares, but we feel confident in a stable to growing intrinsic value.

Gattaca swung from a top detractor in the second quarter of 2018 to a top contributor this quarter.  We provided an update last quarter on the UK recruitment firm and explained our decision to purchase more shares in the face of weakness in that quarter’s commentary.  This quarter the price of the shares rebounded slightly, allowing the security to be a top contributor.  We still hold a large weight in this undervalued security.

The only new addition during the period was a purchase of Italian Wine Brands (ticker: IWB IM).  The wine seller does not own any vineyards, which allows for an asset light business.  The company is priced at a discount relative to its peers and our own intrinsic value calculation.  IWB produces copious amounts of free cash flow and could be a takeover target down the road by a competitor.

Recently international markets have lagged domestic stocks.  On a year-to-date basis, the Index is down 1.43%, compared to the S&P 500’s return of 10.56%.  However, it is not a given that the US will always outperform the rest of the world.  In fact, in the

Intrepid International Fund

1970s and 2000s the US was among the worst-performing stock markets worldwide.  Even the 80s were tough, as a recent Wall Street Journal article highlighted that international stocks outperformed the US by an average of 6.2% per year for the 10 years ending 1986.5  Domestic indexes have been driven by technology stocks, which are not nearly as present in the rest of the world’s markets.  We do not believe that the recent underperformance of international markets will last forever; however, we do not have the foresight to determine when that will reverse.  However, we do believe there is ample opportunity to find investments in foreign markets that offer attractive risk-adjusted returns.

This quarter the Fund’s performance was driven by securities for which we think the price moved independently of the underlying value.  While a negative performance is not something to celebrate, we are comforted by the ability to add to some positions at what we believe to be attractive prices.  We must remain detached from market prices, while being relentless in our assessment of value.  We strongly believe we are doing so.  Lastly, we are pleased our investors understand and share our philosophy, which is one that generally results in uncorrelated performance.

Thank you for your investment.

Sincerely,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

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[5]	Zweig, Jason. “The ‘Dumb’ Money Is Bailing on U.S. Stocks.” The Wall Street Journal. 28/29 Sept. 2018, p. B5.

Intrepid International Fund

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The MSCI EAFE Net Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance.  The MSCI EAFE Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.  The S&P 500 Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  EBIT refers to Earnings before Interest and Taxes.  Basis Points (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

As of 9/30/18, 1 USD = 0.8617 EUR (€), 1.2908 CAD (C$), 1.3844 AUD (A$)

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Diversification does not guarantee a profit or protect from loss in a declining market.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

October 8, 2018

Clay Kirkland, CFA
Mark F. Travis, President/C.E.O.	Disciplined Fund Portfolio Manager

Dear Fellow Shareholders,

The third quarter of 2018 was another good one for small cap stocks.  The Russell 2000 returned 3.58%, while the Morningstar Small Cap and S&P MidCap 400 indexes returned 3.70% and 3.86%, respectively.  Small cap U.S. stocks have been a favored trade in 2018, as concerns over global trade relations have pushed investors toward smaller companies with less international exposure.

Yields have moved sharply higher and are now beginning to offer investors a more enticing alternative to equities.  In addition, the performance of the Russell 2000 fell 2.41% in September, compared to an increase in the S&P 500 of 0.57% – the largest monthly divergence in four years.6  With higher multiples and more leverage than large cap stocks, we have long held that small caps are not the safest place for investors to hide right now.

Another consequence of higher yields is that small cap companies will have a tougher time servicing the large debt piles they have accumulated during years of artificially suppressed interest rates and easy access to leverage.  As of the writing of this letter, total net debt divided by total EBITDA of the Russell 2000 stood at 4.98x, or over one turn higher than at the tail end of the last bull market (2006-2007).

Augmenting the challenge that this mountain of debt creates for companies is the pervasiveness of variable interest rates.  Earlier this year, Goldman Sachs analyst Jessica Binder Graham found that 42% of the debt owned by companies in the Russell 2000 carries floating interest rates, compared with just 9% for companies in the S&P 500.7  These variable rates mean that small cap companies will feel an immediate squeeze on their income statements as rates lift.  Many of these companies produce miniscule or negative operating profit and would have already been forced to restructure or exit the market in a more “normal” rate environment.  We welcome market weakness and volatility that might come from a cyclical credit squeeze, as it should allow us to deploy capital at more attractive prices and higher expected returns.
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[6]	Liu, Evie. “Small-Cap Stocks May Be Sending a Bear-Market Signal.” Barron’s. 3 Oct 2018.
[7]	Arends, Brett. “Unseen Dangers in Small-Cap Stock Rally.” Barron’s. 20 Jan 2018.

Intrepid Select Fund

With the above points in mind, we increased our position size in a handful of midcap holdings that have solid balance sheets and strong free cash flow generation.  We also added a new midcap company to the portfolio, which will be discussed in more detail below.

Before getting into the performance, we wanted to note an important update about the management of the Intrepid Select Fund (“the Fund”).  On September 10th, Jayme Wiggins was terminated as lead portfolio manager of the Fund.  We are grateful for the efforts and discipline he contributed while at Intrepid and wish him all the best in the next chapter of his career.  Unfortunately, the Fund’s performance over the last several years has not met our expectations.  Mark Travis and Clay Kirkland, CFA, will now serve as co-lead portfolio managers of the Fund.  Research analysts Matt Parker, CPA and Hunter Hayes are also part of the team for the Select Fund.

Importantly, there will be no major changes to the investment process and our rigorous approach to evaluating securities.  However, we plan to employ more stringent qualitative parameters resulting in a tilt toward higher quality businesses that compound value over time.

For the quarter ended September 30, 2018, the Fund returned -1.01%.  We are disappointed in the performance.  The frustrating part is that most of the underperformance can be attributed to just a few positions.  For the fiscal year ended September 30, 2018, the Fund returned 4.59%.

The Fund’s top three contributors for the quarter were Tetra Tech (ticker: TTEK), Syntel (ticker: SYNT), and Hallmark Financial Services (ticker: HALL).

Intrepid has held an equity stake in engineering services provider Tetra Tech since mid-2013, well before the Fund’s inception.  The company has a solid management team that has compounded value over time, and the business is firing on all cylinders.  It continues to see double digit top line growth across both government and commercial clients, as well as a steady stream of new contract wins coming into the backlog.  Tetra Tech also reported rising margins and raised guidance, driving the stock to new all-time highs.

Syntel, which we have written about on multiple occasions, has been a strong performer for the Fund.  We had been trimming our position as shares appreciated materially this year until it was announced on July 22nd that Atos S.E. would be acquiring the company for $41 per share.  The deal closed early in the third quarter, so it is no longer held in the portfolio.

Hallmark reported a second consecutive quarter of underwriting profit, following several quarters of rough underwriting results in 2017.  Poor results have stemmed from Hallmark’s commercial auto insurance division.  The challenges have been industrywide, but there are signs that conditions are improving.  Insurers in this market niche have been aggressively hiking rates and some competitors have

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retreated from the market.  The industry tends to be cyclical, so we expect results to gradually improve.  The stock is trading at a discount to tangible book value, and we continue to believe it is an attractive place for our capital.

The Fund’s top three detractors for the quarter were Western Digital (ticker: WDC), Net 1 UEPS Technologies (ticker: UEPS), and Protective Insurance Corporation (ticker: PTVCB, FKA Baldwin & Lyons).

Western Digital shares have fallen by almost 50% from their peak in March, making it one of the cheapest securities in the S&P 500 despite its strong balance sheet and free cash flow generation.  Its business is divided into two parts: HDD (hard disk drives) and NAND memory, which can be used in many applications including solid state drives.  Revenue is about equally spilt between the two businesses, but NAND carries a much higher margin.  The two technologies are substitutes in many instances with each having its own set of strengths and weaknesses.  HDDs are much cheaper on a per gigabit basis but lack the performance capabilities of NAND.  When NAND prices are high demand for HDDs increases, and vice versa.

Despite what we consider a hedge of sorts, investors only seem to care about the NAND business and more specifically, where NAND pricing is going moving forward.  Unfortunately, pricing weakness started to show up much sooner than management had communicated to investors.  It has continued to be the case up through the most recent quarter and has caused a dramatic sell-off in the price of the stock.

Fundamentally, the company is doing quite well.  The HDD business is exceeding expectations and the NAND business is still wildly profitable.  The company is generating massive amounts of free cash flow and continues to grow its operations.  Investors worry that this memory cycle will be like past memory cycles which have seen material swings in pricing.  We do not believe this will be the case.  We are in the midst of a secular trend of increased demand for memory chips and view Western Digital as well positioned within the marketplace.

Net 1 UEPS Technologies (UEPS) reported its fiscal year results a few weeks ago.  It’s been a volatile year for UEPS shares as the company prepared to end its long-held contract with the South African Social Security Agency (SASSA).  As of October 1, the contract is no more.  After years of negative publicity, extensions, and uncertainty about the replacement vendor, we view the completion of the welfare distribution contract as a net positive that will allow management to focus on the company’s bright future. UEPS’ fast-growing EasyPay Everywhere (EPE) banking offering will offset much of the foregone revenue, and our hope is that UEPS will no longer be the South African media’s scapegoat for the myriad issues plaguing SASSA.

Just before writing this, the Supreme Court of Appeal of South Africa ruled in UEPS’ favor to continue letting grant recipients choose any bank account they like to receive their grant payments. Furthermore, recipients can transact freely with any service provider, utilize the full functionality of their bank accounts with the money from

Intrepid Select Fund

those grant payments. This bodes well for EasyPay Everywhere (EPE), as grant recipients can continue receiving grant money in their EPE accounts and, in turn, utilizing UEPS’ vast financial services infrastructure.  That infrastructure includes the most extensive distribution network of mobile and fixed ATMs in South Africa (~2,000) and access to services like microloans, life insurance, prepaid utilities, telecommunications products, and other offerings typically not available to the unbanked. As of 6/30/2018, there were ~2.9 million EPE account holders.

In addition to its core South African business, our investment in UEPS is reinforced by the company’s balance sheet and ownership of KSNET Inc., one of the largest South Korean payment companies. The combined value of those balance sheet investments and KSNET, even without the core business, is well above UEPS’ current stock price. Once the company proves its South African business can thrive despite the SASSA contract expiring, we are confident that the market will recognize the value in UEPS.

Baldwin & Lyons changed its name to Protective Insurance Corporation in August in order to align the holding company name with the name of the underwriting subsidiary.  There were no major developments for the company during the quarter, and we believe the company will benefit from a cyclical recovery in commercial auto insurance.  In the meantime, the stock continues to offer an attractive dividend yield near 5%.

A new position we would like to highlight is Madison Square Garden (ticker: MSG).  MSG is the owner of many iconic sports, real estate, and entertainment assets.  The most valuable assets include the New York Knicks, New York Rangers, and, of course, the famed Madison Square Garden arena.  Our base case uses the latest Forbes estimates for the value of the sports franchises.  We view this as conservative since NBA transactions have historically taken place at significant premiums to Forbes’ estimates.  In fact, the last eight NBA transactions have come at a 32% premium on average, and this excludes the Los Angeles Clippers sale which was at a ~250% premium.  Additionally, recent steps to legalize sports gambling should only help to increase the value of professional sports teams.  Another quality we like is the fact that professional sports team valuations have not historically been very sensitive to business cycles.  Valuation for professional sports teams have historically held up well during recessions as billionaire owners do not sell teams at fire-sale prices.  For example, the Knicks’ value only fell by 4% in 2009.  Another layer of conservatism in our estimates involves the real estate value of Madison Square Garden.  We assume the building and land are worth $1 billion, which is right in line with the latest tax assessment.  Macy’s, which is located just around the corner on a parcel of land about half the size, has been valued by market professionals at $3.3 billion.  We acknowledge the buildings are completely different and have different uses, but we suspect the gap between the two is much too large.  The company recently announced that it plans to spin off the sports assets from the entertainment and real

Intrepid Select Fund

estate assets in 2019.  We believe this will help unlock value, as investors are often reluctant to assign appropriate values to unrelated assets owned by a single holding company.  The shares are currently trading at a significant discount to our conservative estimate of the sum-of-the-parts value of the assets.

We appreciate your investment in the Fund.

Best regards,

Mark Travis, President	Clay Kirkland, CFA
Intrepid Select Fund	Intrepid Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  The South African Rand is the currency of South Africa. Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.  Net Debt-to-EBITDA is a debt ratio that shows how many years it would take for a company to pay back its debt if net debt and EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) are held constant.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2018 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2018 through September 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2018 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,013.80	$7.07
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,015.10	$5.81
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,001.40	$6.72
Hypothetical (5% return
before expenses)	1,000.00	1,018.35	6.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2018 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,002.80	$5.77
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,013.50	$4.54
Hypothetical (5% return
before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,028.00	$6.61
Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2018 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$ 922.20	$6.75
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2018 -
	April 1, 2018	September 30, 2018	September 30, 2018
Actual	$1,000.00	$1,032.60	$7.13
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2008.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500® TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

ICE BofAML US HIGH YIELD INDEX – Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2018)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	1.24%	6.88%	4.55%	7.39%	6.37%
S&P 500® Total Return Index	17.91%	17.31%	13.95%	11.97%	8.91%
ICE BofAML
US High Yield Index	2.94%	8.19%	5.54%	9.38%	7.10%
Bloomberg Barclays
U.S. Government/Credit Index	-1.37%	1.45%	2.23%	3.95%	3.79%
ICE BofAML
Combined Index
(60% S&P 500, 40%
ICE BofAML)	11.77%	13.65%	10.59%	11.06%	8.29%
Bloomberg Barclays Capital
Combined Index
(60% S&P 500, 40%
Bloomberg Barclays Capital)	9.92%	10.83%	9.25%	8.99%	7.09%
Intrepid Capital Fund –
Institutional Class	1.52%	7.17%	4.81%	N/A	6.32%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2008.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2018)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	-0.49%	2.44%	1.40%	7.50%	7.44%
Morningstar U.S. Small Cap
Total Return Index	14.45%	15.92%	10.84%	12.03%	9.36%
Russell 2000 Total Return Index	15.24%	17.12%	11.07%	11.11%	8.87%
Intrepid Endurance Fund –
Institutional Class(1)	-0.34%	2.65%	1.65%	N/A	5.74%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Note 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2008.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX(1) – Is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

(1)
During the year ended September 30, 2018, the Bloomberg Barclays U.S. Aggregate Bond Index replaced the ICE BofAML U.S. High Yield Index as the primary benchmark index for the Fund based on the Adviser’s determination that the Bloomberg Barclays U.S. Aggregate Bond Index provides a more appropriate comparison to the Fund.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

ICE BofAML U.S. HIGH YIELD INDEX – Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

Average Annual Total Returns (for periods ended September 30, 2018)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	2.05%	3.89%	2.42%	4.17%	3.71%
Bloomberg Barclays
U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	3.77%	3.92%
ICE BofAML
US High Yield Index	2.94%	8.19%	5.54%	9.38%	7.14%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2008 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500® TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

RUSSELL 3000 TOTAL RETURN INDEX – An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Average Annual Total Returns (for periods ended September 30, 2018)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/31/07)
Intrepid Disciplined
Value Fund	1.06%	6.50%	5.08%	7.37%	5.43%
S&P 500 Total Return Index	17.91%	17.31%	13.95%	11.97%	8.26%
Russell 3000 Total
Return Index	17.58%	17.07%	13.46%	12.01%	8.33%

Intrepid International Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 30, 2014 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MSCI EAFE NET INDEX – The MSCI EAFE Net Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.  As of December 31, 2017, the MSCI EAFE Net Index consists of the following 21 developed market country indexes:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Index does not reflect any deductions for fees, expenses or taxes.  Results for the Index are based on reinvested net dividends.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2018)

			Since Inception
	1 Year	3 Year	(12/30/14)
Intrepid International Fund	-5.43%	4.48%	3.43%
MSCI EAFE Net Index	2.74%	9.23%	5.73%

Intrepid Select Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 31, 2015 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.

S&P 400® MIDCAP INDEX – A float-adjusted, capitalization weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies.  The index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2018)

			Since Inception
	1 Year	3 Year	(7/31/15)
Intrepid Select Fund	4.59%	12.32%	8.62%
Morningstar U.S. Small Cap
Total Return Index	14.45%	15.92%	11.23%
S&P 400® MidCap Index	14.21%	15.68%	11.57%
Russell 2000 Total Return Index	15.24%	17.12%	12.00%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$182,558,033
Corporate Bonds	97,758,436
Convertible Bonds	7,239,372
Cash*	33,611,000
$321,166,841

*	Cash, short-term investments and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Financials	$11,064,426
Information Technology	7,687,545
Exchange-Traded Fund	2,948,940
Consumer Discretionary	5,148
Materials	2,123
Cash*	101,814,252
$123,522,434

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, short-term investments and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$63,972,067
Convertible Bonds	3,968,442
U.S. Government Notes	2,486,507
Preferred Stock	733,727
Cash*	3,458,999
$74,619,742

*	Cash, short-term investments and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Financials	$8,838,514
Information Technology	7,621,485
Health Care	3,593,852
Consumer Discretionary	2,677,946
Communication Services	2,359,605
Energy	787,060
Industrials	615,637
Consumer Staples	513,209
Cash*	6,798,067
$33,805,375

*	Cash, short-term investments and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Financials	$5,448,391
U.S. Government Notes	4,961,172
Industrials	4,560,137
Consumer Discretionary	2,545,998
Information Technology	2,207,048
Consumer Staples	1,570,977
Health Care	1,516,778
Materials	1,382,028
Communication Services	845,339
Cash*	2,565,266
$27,603,134

*	Cash, short-term investments and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2018 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Financials	$8,444,403
Information Technology	7,368,838
Communication Services	3,311,334
Health Care	2,707,507
Exchange-Traded Funds	1,535,380
Real Estate	1,262,904
Industrials	1,176,454
Consumer Discretionary	929,848
Consumer Staples	633,450
Materials	280,956
Cash*	2,736,777
$30,387,851

*	Cash, short-term investments and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

COMMON STOCKS - 56.85%	Shares	Value
Commercial & Professional Services - 1.00%
Gattaca PLC (a)(b)	1,967,030	$3,204,801

Consumer Durables & Apparel - 0.83%
GUD Holdings Ltd. (a)	253,353	2,649,987

Consumer Services - 3.62%
Biglari Holdings, Inc. - Class A(c)	1,928	1,777,616
Biglari Holdings, Inc. - Class B (c)	27,616	5,008,162
The Cheesecake Factory Inc.	90,625	4,852,062
		11,637,840

Diversified Financials - 14.29%
Berkshire Hathaway, Inc. - Class B (c)	75,640	16,195,280
Greenhill & Co., Inc.	119,479	3,148,272
Jefferies Financial Group, Inc.	534,000	11,726,640
Oaktree Capital Group LLC	240,631	9,962,124
The Bank Of New York Mellon Corp.	95,300	4,859,347
		45,891,663

Energy - 2.25%
Patterson-UTI Energy, Inc.	421,665	7,214,688

Food, Beverage & Tobacco - 0.96%
Berentzen-Gruppe AG (a)(b)	383,375	3,071,309

Health Care Equipment & Services - 3.10%
AmerisourceBergen Corp.	108,000	9,959,760

Insurance - 4.87%
Hallmark Financial Services, Inc. (b)(c)	528,592	5,814,512
Protective Insurance Corp. - Class B(b)	428,541	9,835,016
		15,649,528

Media & Entertainment - 3.80%
Discovery, Inc. - Class C (c)	166,604	4,928,146
WPP PLC (a)	495,590	7,263,770
		12,191,916

Pharmaceuticals, Biotechnology
& Life Sciences - 1.02%
Stallergenes Greer PLC (a)(c)	91,861	3,279,645

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

COMMON STOCKS - 56.85% (continued)	Shares	Value
Real Estate - 3.55%
Consolidated-Tomoka Land Co.	63,668	$3,965,243
FRP Holdings, Inc. (c)	119,944	7,448,522
		11,413,765

Retailing - 1.87%
Hornbach Baumarkt AG (a)	197,158	6,020,336

Software & Services - 10.82%
Amdocs Ltd. (a)	99,026	6,533,735
Mediagrif Interactive Technologies, Inc. (a)	416,178	3,505,607
Net 1 UEPS Technologies, Inc. (c)	974,981	7,799,848
Teradata Corp. (c)	201,374	7,593,814
The Western Union Co.	488,470	9,310,238
		34,743,242

Technology Hardware & Equipment - 2.95%
Cisco Systems, Inc.	82,645	4,020,680
Western Digital Corp.	93,000	5,444,220
		9,464,900

Transportation - 1.92%
Royal Mail PLC (a)	991,332	6,164,653
TOTAL COMMON STOCKS (Cost $160,725,144)		182,558,033

CONVERTIBLE BONDS - 2.25%	Principal Amount
Consumer Durables & Apparel - 1.99%
Dorel Industries, Inc.
5.500%, 11/30/2019 (a)	$6,421,000	6,392,106

Real Estate - 0.26%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	804,000	847,266
TOTAL CONVERTIBLE BONDS (Cost $7,314,992)		7,239,372

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CORPORATE BONDS - 30.44%	Principal Amount	Value
Capital Goods - 3.02%
Actuant Corp.
5.625%, 06/15/2022	$4,445,000	$4,495,006
Fortive Corp.
1.800%, 06/15/2019	210,000	207,998
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	2,975,000	2,973,661
WESCO Distribution, Inc.
5.375%, 12/15/2021	2,020,000	2,040,200
		9,716,865

Commercial & Professional Services - 4.92%
FTI Consulting, Inc.
6.000%, 11/15/2022	7,142,000	7,306,980
Multi-Color Corp.
6.125%, 12/01/2022 (d)	5,020,000	5,132,950
Nielsen Finance LLC/ Nielsen Finance Co.
4.500%, 10/01/2020	3,356,000	3,356,000
		15,795,930

Consumer Durables & Apparel - 1.10%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (d)	3,500,000	3,539,375

Consumer Services - 4.39%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	5,321,000	5,548,739
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	5,299,000	5,292,376
Wyndham Destinations, Inc.
3.900%, 03/01/2023	3,532,000	3,267,100
		14,108,215

Containers & Packaging - 0.11%
W/S Packaging Holdings, Inc.
9.000%, 04/15/2023 (d)	355,000	366,981

Diversified Financials - 3.92%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	3,619,000	3,820,307

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CORPORATE BONDS - 30.44% (continued)	Principal Amount	Value
Diversified Financials - 3.92% (continued)
FirstCash, Inc.
5.375%, 06/01/2024 (d)	$5,273,000	$5,299,365
JPMorgan Chase & Co.
5.809% (3 Month LIBOR USD + 3.470%), (e)(f)	3,450,000	3,464,662
		12,584,334

Energy - 2.02%
Unit Corp.
6.625%, 05/15/2021	6,500,000	6,500,000

Health Care Equipment & Services - 0.67%
Laboratory Corp. of America Holdings
2.500%, 11/01/2018	2,146,000	2,145,979

Household & Personal Products - 1.11%
Central Garden & Pet Co.
6.125%, 11/15/2023	3,443,000	3,550,594

Materials - 4.79%
Bemis Co., Inc.
6.800%, 08/01/2019	4,229,000	4,357,257
Ecolab, Inc.
2.000%, 01/14/2019	3,910,000	3,903,010
Silgan Holdings, Inc.
5.500%, 02/01/2022	7,032,000	7,111,110
		15,371,377

Media & Entertainment - 1.72%
Cable One, Inc.
5.750%, 06/15/2022 (d)	5,424,000	5,525,700

Retailing - 1.50%
Caleres, Inc.
6.250%, 08/15/2023	4,692,000	4,809,300

Software & Services - 1.17%
eBay, Inc.
2.200%, 08/01/2019	3,763,000	3,743,786
TOTAL CORPORATE BONDS (Cost $97,708,678)		97,758,436

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

SHORT-TERM INVESTMENT - 8.85%	Shares	Value
Money Market Fund - 8.85%
STIT-Treasury Portfolio -
Institutional Class, 1.895% (g)	28,431,300	$28,431,300
TOTAL SHORT-TERM INVESTMENT
(Cost $28,431,300)		28,431,300
Total Investments (Cost $294,180,114) - 98.39%		315,987,141
Other Assets in Excess of Liabilities - 1.61%		5,179,700
TOTAL NET ASSETS - 100.00%		$321,166,841

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Affiliate company. See Note 7.
(c)	Non-income producing security.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2018, the value of these investments was $25,156,747, or 7.83% of total net assets.

(e)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 09/30/2018.
(f)	Perpetual maturity date.
(g)	Rate listed is the 7-day effective yield.
See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2018

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
National
Australia Bank	10/09/2018	USD	1,991,923	EUR	1,681,000	$38,491
National
Australia Bank	10/09/2018	USD	10,675,782	EUR	8,600,000	682,019
National
Australia Bank	10/09/2018	USD	11,993,500	GBP	8,500,000	909,169
National
Australia Bank	10/09/2018	USD	2,980,413	GBP	2,191,000	123,263
National
Australia Bank	10/09/2018	USD	5,250,541	GBP	3,670,000	464,718
National
Australia Bank	10/09/2018	GBP	1,755,000	USD	2,304,789	(16,201)
State Street Bank	10/29/2018	USD	9,315,098	AUD	12,300,000	422,063
State Street Bank	10/29/2018	AUD	4,326,000	USD	3,114,517	13,229
State Street Bank	10/29/2018	AUD	1,846,000	USD	1,354,519	(19,841)
State Street Bank	10/29/2018	AUD	2,600,000	USD	1,956,950	(77,121)
State Street Bank	02/04/2019	USD	695,411	CAD	898,000	(1,701)
State Street Bank	02/04/2019	USD	3,463,739	CAD	4,494,000	(24,925)
State Street Bank	02/04/2019	CAD	742,000	USD	570,505	5,505
						$2,518,668

AUD - Australian Dollars
CAD - Canadian Dollars
EUR - Euros
GBP - British Pounds
USD - U.S. Dollars

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

COMMON STOCKS - 15.00%	Shares	Value
Consumer Durables & Apparel - 0.00%
Vista Outdoor, Inc. (a)	200	$3,578

Consumer Services - 0.00%
Bojangles’, Inc. (a)	100	1,570

Diversified Financials - 0.86%
A-Mark Precious Metals, Inc.	100	1,302
Donnelley Financial Solutions, Inc. (a)	59,030	1,057,817
		1,059,119

Insurance - 7.92%
Crawford & Co. - Class A	142,517	1,282,653
Crawford & Co. - Class B	2,791	25,705
Hallmark Financial Services, Inc. (a)(b)	227,598	2,503,578
Protective Insurance Corp. - Class B (b)	260,044	5,968,010
		9,779,946

Materials - 0.00%
Sandstorm Gold Ltd. (a)(c)	100	373
Wheaton Precious Metals Corp. (c)	100	1,750
		2,123

Software & Services - 6.22%
Amdocs Ltd. (c)	59,115	3,900,408
Net 1 UEPS Technologies, Inc. (a)	444,993	3,559,944
Syntel, Inc. (a)	5,544	227,193
		7,687,545
TOTAL COMMON STOCKS (Cost $16,627,961)		18,533,881

EXCHANGE-TRADED FUND - 2.39%
Diversified Financials - 2.39%
iShares Gold Trust (a)	258,000	2,948,940
TOTAL EXCHANGE-TRADED FUND
(Cost $3,318,949)		2,948,940

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CONVERTIBLE BOND - 0.18%	Principal Amount	Value
Diversified Financials - 0.18%
EZCORP, Inc.
2.125%, 06/15/2019	$228,000	$225,361
TOTAL CONVERTIBLE BOND (Cost $215,314)		225,361

SHORT-TERM INVESTMENTS - 79.76%
U.S. Treasury Bills - 79.76%
1.944%, 10/11/2018 (d)	12,000,000	11,993,667
2.075%, 11/29/2018 (d)	16,000,000	15,946,870
2.101%, 12/27/2018 (d)	35,000,000	34,826,502
2.184%, 01/24/2019 (d)	36,000,000	35,754,836
TOTAL SHORT-TERM INVESTMENTS
(Cost $98,521,875)		98,521,875
Total Investments (Cost $118,684,099) - 97.33%		120,230,057
Other Assets in Excess of Liabilities - 2.67%		3,292,377
TOTAL NET ASSETS - 100.00%		$123,522,434

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Foreign Issued Security.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

PREFERRED STOCK - 0.98%	Shares	Value
Energy - 0.98%
Targa Resources Partners LP
9.000% (1 Month LIBOR USD + 7.710%) (a)	27,563	$733,727
TOTAL PREFERRED STOCK (Cost $740,369)		733,727

CONVERTIBLE BONDS - 5.32%	Principal Amount
Consumer Durables & Apparel - 3.45%
Dorel Industries, Inc.
5.500%, 11/30/2019 (b)	$2,588,000	2,576,354

Real Estate - 1.87%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	1,321,000	1,392,088
TOTAL CONVERTIBLE BONDS (Cost $3,942,311)		3,968,442

CORPORATE BONDS - 85.73%
Capital Goods - 7.79%
Actuant Corp.
5.625%, 06/15/2022	2,326,000	2,352,168
Fortive Corp.
1.800%, 06/15/2019	201,000	199,083
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	1,986,000	1,985,106
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,278,660
		5,815,017

Commercial & Professional Services - 8.40%
FTI Consulting, Inc.
6.000%, 11/15/2022	2,956,000	3,024,284
Multi-Color Corp.
6.125%, 12/01/2022 (c)	1,846,000	1,887,535
Nielsen Finance LLC / Nielsen Finance Co.
4.500%, 10/01/2020	1,356,000	1,356,000
		6,267,819
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CORPORATE BONDS - 85.73% (continued)	Principal Amount	Value
Consumer Durables & Apparel - 2.03%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (c)	$1,500,000	$1,516,875

Consumer Services - 5.70%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	1,340,000	1,397,352
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	1,451,000	1,449,186
Wyndham Destinations, Inc.
5.625%, 03/01/2021	709,000	723,180
3.900%, 03/01/2023	740,000	684,500
		4,254,218

Containers & Packaging - 1.47%
W/S Packaging Holdings, Inc.
9.000%, 04/15/2023 (c)	145,000	149,894
WestRock RKT Co.
4.450%, 03/01/2019	940,000	945,901
		1,095,795

Diversified Financials - 7.37%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	1,531,000	1,616,162
FirstCash, Inc.
5.375%, 06/01/2024 (c)	2,314,000	2,325,570
JPMorgan Chase & Co.
5.809% (3 Month LIBOR USD + 3.470%) (a)(d)	1,550,000	1,556,587
		5,498,319

Food, Beverage & Tobacco - 2.12%
Altria Group, Inc.
9.250%, 08/06/2019	1,500,000	1,580,247

Health Care Equipment & Services - 8.48%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	2,526,000	2,526,238
Express Scripts Holding Co.
2.250%, 06/15/2019	1,767,000	1,758,830

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CORPORATE BONDS - 85.73% (continued)	Principal Amount	Value
Health Care Equipment & Services - 8.48% (continued)
Laboratory Corp. of America Holdings
2.500%, 11/01/2018	$2,045,000	$2,044,980
		6,330,048

Household & Personal Products - 2.89%
Central Garden & Pet Co.
6.125%, 11/15/2023	2,089,000	2,154,281

Materials - 13.33%
Bemis Co., Inc.
6.800%, 08/01/2019	1,500,000	1,545,492
Ecolab, Inc.
2.000%, 01/14/2019	2,806,000	2,800,983
The Sherwin-Williams Co.
7.250%, 06/15/2019	2,349,000	2,418,073
Silgan Holdings, Inc.
5.500%, 02/01/2022	3,146,000	3,181,392
		9,945,940

Media & Entertainment - 10.65%
Cable One, Inc.
5.750%, 06/15/2022 (c)	3,041,000	3,098,019
Discovery Communications LLC
5.625%, 08/15/2019	2,347,000	2,398,370
Omnicom Group Inc / Omnicom Capital, Inc.
6.250%, 07/15/2019	2,390,000	2,451,141
		7,947,530

Retailing - 10.42%
AutoZone, Inc.
1.625%, 04/21/2019	1,000,000	992,909
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,887,025
Dollar Tree, Inc.
3.036%, 04/17/2020 (3 Month
LIBOR USD + 0.700%) (a)	2,711,000	2,715,121

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CORPORATE BONDS - 85.73% (continued)	Principal Amount	Value
Retailing - 10.42% (continued)
eBay, Inc.
2.200%, 08/01/2019	$2,195,000	$2,183,792
		7,778,847

Semiconductors &
Semiconductor Equipment - 1.75%
Maxim Integrated Products, Inc.
2.500%, 11/15/2018	1,305,000	1,304,790

Technology Hardware & Equipment - 3.33%
Arrow Electronics, Inc.
6.000%, 04/01/2020	200,000	206,339
Corning, Inc.
6.625%, 05/15/2019	1,100,000	1,124,333
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018	697,000	697,025
Jabil, Inc.
5.625%, 12/15/2020	438,000	454,644
		2,482,341
TOTAL CORPORATE BONDS (Cost $64,152,625)		63,972,067

U.S. GOVERNMENT NOTES - 3.33%
U.S. Government Notes - 3.33%
United States Treasury Fixed Rate Note
3.750%, 11/15/2018	1,000,000	1,001,976
United States Treasury Fixed Rate Note
1.875%, 12/31/2019	1,500,000	1,484,531
TOTAL U.S. GOVERNMENT NOTES
(Cost $2,499,720)		2,486,507

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

SHORT-TERM INVESTMENT - 3.09%	Shares	Value
Money Market Fund - 3.09%
STIT-Treasury Portfolio -
Institutional Class, 1.982% (e)	2,305,282	$2,305,282
TOTAL SHORT-TERM INVESTMENT
(Cost $2,305,282)		2,305,282
Total Investments (Cost $73,640,307) - 98.45%		73,466,025
Assets in Excess of Other Liabilities - 1.55%		1,153,717
TOTAL NET ASSETS - 100.00%		$74,619,742

Percentages are stated as a percent of net assets.
(a)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 09/30/2018.
(b)	Foreign Issued Security.
(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2018, the value of these investments was $10,427,079, or 13.97% of total net assets.

(d)	Perpetual maturity date.
(e)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

COMMON STOCKS - 79.89%	Shares	Value
Consumer Services - 3.52%
The Cheesecake Factory Inc.	22,255	$1,191,533

Diversified Financials - 21.68%
Berkshire Hathaway, Inc. - Class B (a)	7,325	1,568,356
Jefferies Financial Group, Inc.	52,150	1,145,214
Northern Trust Corp.	11,255	1,149,473
Oaktree Capital Group LLC	50,150	2,076,210
The Bank Of New York Mellon Corp.	27,240	1,388,968
		7,328,221

Energy - 2.33%
Patterson-UTI Energy, Inc.	46,000	787,060

Food & Staples Retailing - 1.52%
The Kroger Co.	17,630	513,209

Health Care Equipment & Services - 8.99%
AmerisourceBergen Corp.	17,715	1,633,677
Laboratory Corp. of America Holdings (a)	8,100	1,406,808
		3,040,485

Insurance - 4.47%
Protective Insurance Corp. - Class B (b)	65,808	1,510,293

Media & Entertainment - 4.75%
The Madison Square Garden Co. - Class A (a)	1,705	537,621
WPP PLC (c)	72,835	1,067,529
		1,605,150

Pharmaceuticals, Biotechnology
& Life Sciences - 1.64%
Bio-Rad Laboratories, Inc. - Class A (a)	1,768	553,367

Retailing - 4.40%
Dollar General Corp.	7,485	818,111
Dollar Tree, Inc. (a)	8,195	668,302
		1,486,413

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

COMMON STOCKS - 79.89% (continued)	Shares	Value
Software & Services - 15.61%
Amdocs Ltd. (c)	23,130	$1,526,118
Net 1 UEPS Technologies, Inc. (a)	100,000	800,000
Teradata Corp. (a)	34,316	1,294,056
The Western Union Co.	86,930	1,656,886
		5,277,060

Technology Hardware & Equipment - 6.93%
Apple, Inc.	7,625	1,721,267
Western Digital Corp.	10,645	623,158
		2,344,425

Telecommunication Services - 2.23%
Telephone & Data Systems, Inc.	5,618	170,956
Verizon Communications, Inc.	10,929	583,499
		754,455

Transportation - 1.82%
Royal Mail PLC (c)	99,000	615,637
TOTAL COMMON STOCKS (Cost $22,416,583)		27,007,308

SHORT-TERM INVESTMENT - 15.38%	Principal Amount
U.S. Treasury Bill - 15.38%
2.024%, 11/08/2018 (d)	$5,210,000	5,199,001
TOTAL SHORT-TERM INVESTMENT
(Cost $5,199,001)		5,199,001
Total Investments (Cost $27,615,584) - 95.27%		32,206,309
Other Assets in Excess of Liabilities - 4.73%		1,599,066
TOTAL NET ASSETS - 100.00%		$33,805,375

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Foreign Issued Security.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACT
September 30, 2018

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered
Counterparty	Settlement	to be	in Local	to be	in Local	Unrealized
of Contract	Date	Received	Currency	Delivered	Currency	Appreciation
State Street Bank	12/07/2018	USD	1,796,331	GBP	1,330,000	$56,970
$56,970

GBP - British Pound
USD - U.S. Dollars

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

COMMON STOCKS - 60.66%	Shares	Value
Australia - 7.27%
Coventry Group Ltd. (a)(b)	1,768,049	$1,469,742
GUD Holdings Ltd.	51,285	536,424
		2,006,166

Canada - 10.36%
Corus Entertainment, Inc. - Class B	124,990	405,457
Dundee Corp. - Class A (a)	367,353	500,554
Mediagrif Interactive Technologies, Inc.	67,930	572,197
Noranda Income Fund (a)	1,487,580	1,382,028
		2,860,236

Estonia - 1.54%
Silvano Fashion Group AS - Class A	137,033	424,803

France - 6.41%
GEA	8,820	972,843
Vetoquinol SA	13,341	796,163
		1,769,006

Germany - 14.58%
Berentzen-Gruppe AG (b)	141,001	1,129,593
Clere AG	116,867	1,696,104
Hornbach Baumarkt AG	38,621	1,179,315
KSB SE & Co. KGaA	54	19,812
		4,024,824

Italy - 1.60%
Italian Wine Brands SpA	28,800	441,384

United Kingdom - 13.94%
Gattaca PLC (b)	751,573	1,224,507
Harvey Nash Group PLC	130,771	221,582
Quarto Group, Inc. (a)(b)	882,396	845,339
Royal Mail PLC	134,185	834,437
Stallergenes Greer PLC (a)	20,184	720,615
		3,846,480

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

COMMON STOCKS - 60.66% (continued)	Shares	Value
United States - 4.96%
Net 1 UEPS Technologies, Inc. (a)	82,751	$662,008
Protective Insurance Corp. - Class B (b)	30,834	707,640
		1,369,648
TOTAL COMMON STOCKS (Cost $18,521,660)		16,742,547

PREFERRED STOCKS - 12.08%
Canada - 9.22%
Dundee Corp.	174,730	1,554,328
5.610% (3 Month Canada Treasury
Bill CAD + 4.100%) (c)
Dundee Corp. 7.500%	68,918	989,764
		2,544,092

Germany - 2.86%
KSB SE & Co. KGaA	2,188	790,057
TOTAL PREFERRED STOCKS (Cost $3,764,932)		3,334,149

RIGHT - 0.0%
Australia - 0.0%
Coventry Group Ltd. (a)(b)	353,610	—
TOTAL RIGHT (Cost $14,868)		—

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

U.S. GOVERNMENT NOTES - 17.97%	Shares	Value
U.S. Government Notes - 17.97%
United States Treasury Fixed Rate Note
1.500%, 02/28/2019	3,000,000	$2,989,219
United States Treasury Fixed Rate Note
0.750%, 07/15/2019	2,000,000	1,971,953
TOTAL U.S. GOVERNMENT NOTES
(Cost $4,963,262)		4,961,172
Total Investments (Cost $27,264,722) - 90.71%		25,037,868
Other Assets in Excess of Liabilities - 9.29%		2,565,266
TOTAL NET ASSETS - 100.00%		$27,603,134

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 09/30/2018.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2018

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	12/24/2018	USD	2,685,479	AUD	3,644,000	$49,545
State Street Bank	12/24/2018	AUD	756,000	USD	547,597	(734)
Bank of
New York Mellon	03/07/2019	USD	5,306,431	CAD	6,951,000	(92,292)
State Street Bank	03/14/2019	USD	7,758,069	EUR	6,572,000	14,902
State Street Bank	03/14/2019	USD	2,295,768	GBP	1,744,000	3,394
						$(25,185)

AUD - Australian Dollars
CAD - Canadian Dollars
EUR - Euros
GBP - British Pounds
USD - U.S. Dollars

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
September 30, 2018

COMMON STOCKS - 82.81%	Shares	Value
Capital Goods - 1.80%
Cubic Corp.	7,503	$548,094

Commercial & Professional Services - 2.07%
Tetra Tech, Inc.	9,200	628,360

Consumer Durables & Apparel - 0.99%
Tapestry, Inc.	5,990	301,117

Diversified Financials - 10.31%
Donnelley Financial Solutions, Inc. (a)	27,070	485,094
Jefferies Financial Group, Inc.	51,600	1,133,136
Oaktree Capital Group LLC	36,620	1,516,068
		3,134,298

Food, Beverage & Tobacco - 2.08%
Molson Coors Brewing Co. - Class B	10,300	633,450

Health Care Equipment & Services - 7.39%
AmerisourceBergen Corp.	11,055	1,019,492
Laboratory Corp. of America Holdings (a)	7,061	1,226,355
		2,245,847

Insurance - 16.50%
Crawford & Co. - Class A	119,373	1,074,357
Crawford & Co. - Class B	26,384	242,997
Hallmark Financial Services, Inc. (a)(b)	124,463	1,369,093
Protective Insurance Corp. - Class B (b)	101,400	2,327,130
		5,013,577

Materials - 0.92%
Alamos Gold, Inc. - Class A (c)	60,945	280,956

Media - 3.94%
Discovery, Inc. - Class C (a)	10,350	306,153
Omnicom Group, Inc.	13,090	890,382
		1,196,535

Media & Entertainment - 5.91%
The Madison Square Garden Co. - Class A (a)	1,515	477,710
WPP PLC (c)	90,030	1,319,553
		1,797,263

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

COMMON STOCKS - 82.81% (continued)	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences - 1.52%
Bio-Rad Laboratories, Inc. - Class A (a)	1,475	$461,660

Real Estate - 2.01%
Consolidated-Tomoka Land Co.	9,804	610,593

Retailing - 2.07%
Big Lots, Inc.	15,045	628,731

Software & Services - 21.51%
Amdocs Ltd. (c)	32,985	2,176,351
Net 1 UEPS Technologies, Inc. (a)	235,816	1,886,528
Syntel, Inc. (a)	8,346	342,019
Teradata Corp. (a)	32,275	1,217,090
The Western Union Co.	48,000	914,880
		6,536,868

Technology Hardware & Equipment - 2.74%
Western Digital Corp.	14,212	831,970

Telecommunication Services - 1.05%
Telephone & Data Systems, Inc.	10,435	317,537
TOTAL COMMON STOCKS (Cost $23,281,305)		25,166,856

EXCHANGE-TRADED FUNDS - 5.05%
Diversified Financials - 5.05%
iShares Gold Trust (a)	106,905	1,221,924
iShares Silver Trust (a)	22,830	313,456
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,663,366)		1,535,380

Real Estate Investment Trust (REIT) - 2.15%
REIT - 2.15%
Concentradora Fibra Hotelera
Mexicana SA de CV (c)	998,147	652,310
TOTAL REIT (Cost $603,789)		652,310

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2018

CONVERTIBLE BOND - 0.98%	Principal Amount	Value
Diversified Financials - 0.98%
EZCORP, Inc.
2.125%, 06/15/2019	$300,000	$296,528
TOTAL CONVERTIBLE BOND (Cost $269,846)		296,528
Total Investments (Cost $25,818,306) - 90.99%		27,651,074
Other Assets in Excess of Liabilities - 9.01%		2,736,777
TOTAL NET ASSETS - 100.00%		$30,387,851

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Foreign Issued Security.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2018

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered
Counterparty	Settlement	to be	in Local	to be	in Local	Unrealized
of Contracts	Date	Received	Currency	Delivered	Currency	Depreciation
Bank of New
York Mellon	01/02/2019	USD	207,321	MXN	4,211,000	$(14,328)
Bank of New
York Mellon	01/02/2019	USD	16,783	MXN	326,000	(376)
Bank of New
York Mellon	01/02/2019	USD	356,234	MXN	6,886,000	(6,215)
State Street Bank	03/04/2019	USD	1,504,737	GBP	1,151,000	(7,431)
State Street Bank	03/04/2019	GBP	169,000	USD	224,219	(2,189)
						$(30,539)

GBP - British Pound
MXN - Mexican Peso
USD - U.S. Dollars

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$294,061,503	$111,758,469	$73,466,025
Affiliated issuers (see Note 7)	21,925,638	8,471,588	—
Income receivable	1,952,205	16,205	970,125
Receivable for fund shares sold	477,455	3,778	300,000
Cash	—	3,582,905	—
Net Appreciation on
forward currency contracts	2,518,668	—	—
Deposit for forwards at broker	860,000	—	—
Other assets	19,987	24,202	12,807
Total assets	321,815,456	123,857,147	74,748,957
LIABILITIES:
Payable for fund shares redeemed	168,289	116,890	22,125
Payable to Investment Adviser	246,945	84,522	35,591
Payable to Trustees	9,998	4,230	2,093
Payable to Custodian	10,712	2,152	1,191
Accrued distribution fees	28,983	22,864	—
Other expenses payable	183,688	104,055	68,215
Total liabilities	648,615	334,713	129,215
Total net assets	$321,166,841	$123,522,434	$74,619,742
NET ASSETS CONSIST OF:
Capital stock	$301,002,469	$127,177,571	$78,910,942
Total distributable earnings	20,164,372	(3,655,137)	(4,291,200)
Total net assets	$321,166,841	$123,522,434	$74,619,742
Investor Class
Net assets	$64,197,872	$75,405,128	$—
Shares outstanding	5,515,486	5,430,667	—
Institutional Class
Net assets	256,968,969	48,117,306	74,619,742
Shares outstanding	22,064,325	3,377,392	8,097,779
Total shares outstanding (unlimited
shares of no par value authorized)	27,579,811	8,808,059	8,097,779
Investor Class Net asset value, offering
and redemption price per share(2)	$11.64	$13.89	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.65	$14.25	$9.21
(1) Cost of Investments
Unaffiliated Issuers	$268,469,570	$110,437,650	$73,640,307
Affiliated issuers (see Note 7)	25,710,544	8,246,449	—
(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2018

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$30,696,016	$19,661,047	$23,954,851
Affiliated issuers (see Note 7)	1,510,293	5,376,821	3,696,223
Income receivable	17,295	205,642	27,105
Receivable for fund shares sold	—	1,279	546
Cash	1,341,038	2,466,681	2,846,438
Appreciation on forward currency contracts	56,970	—	—
Deposit for forwards at broker	260,000	—	—
Other assets	15,884	4,602	12,846
Total assets	33,897,496	27,716,072	30,538,009
LIABILITIES:
Payable for fund shares redeemed	1,164	—	40,956
Net Depreciation on
forward currency contracts	—	25,185	30,539
Payable to Investment Adviser	24,719	11,137	11,306
Payable to Trustees	1,045	737	732
Payable to Custodian	740	11,431	1,082
Accrued distribution fees	11,105	13,770	15,255
Other expenses payable	53,348	50,678	50,288
Total liabilities	92,121	112,938	150,158
Total net assets	$33,805,375	$27,603,134	$30,387,851
NET ASSETS CONSIST OF:
Capital stock	$29,469,339	$29,656,089	$28,013,390
Total distributable earnings	4,336,036	(2,052,955)	2,374,461
Total net assets	$33,805,375	$27,603,134	$30,387,851
Investor Class
Net assets	$33,805,375	$27,603,134	$30,387,851
Shares outstanding	3,178,920	2,946,964	2,595,448
Total shares outstanding (unlimited
shares of no par value authorized)	3,178,920	2,946,964	2,595,448
Investor Class Net asset value, offering
and redemption price per share(2)	$10.63	$9.37	$11.71
(1) Cost of Investments
Unaffiliated Issuers	$26,135,034	$20,411,911	$22,170,859
Affiliated issuers (see Note 7)	1,480,550	6,852,811	3,647,447

(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2018

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$3,055,234	$200,671	$67,060
Affiliated issuers (See Note 7)	833,176	301,348	29,867
Interest income	6,224,351	1,933,757	2,729,458
Total investment income	10,112,761	2,435,776	2,826,385
Advisory fees (See Note 3)	3,794,898	1,495,100	568,931
Administration fees	288,533	113,096	57,676
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	186,694	203,786	—
Fund accounting fees	162,382	60,491	36,870
Shareholder servicing fees and expenses	88,647	58,275	26,143
Custody fees	56,618	10,612	6,323
Federal and state registration	43,938	35,055	19,578
Trustees fees and expenses	37,291	14,184	7,294
Audit fees	31,573	31,573	31,573
Reports to shareholders	27,076	15,627	5,490
Legal fees	26,860	32,887	13,115
Insurance	20,844	9,610	3,904
Miscellaneous	9,202	7,388	2,374
Total expenses before Adviser waiver	4,774,556	2,087,684	779,271
Expenses waived by Adviser (See Note 3)	(223,729)	(164,533)	(96,554)
Total net expenses	4,550,827	1,923,151	682,717
Net investment income	5,561,934	512,625	2,143,668
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(2,151,620)	(3,485,234)	(676,518)
Investments in affiliated
issuers (See Note 7)	2,985,546	(3,309)	40,584
Forward currency contracts	(3,104,511)	(79,328)	8,248
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(2,878,129)	2,579,098	114,821
Forward currency contracts	5,594,095	174,905	12,485
Net realized and unrealized gain (loss)	445,381	(813,868)	(500,380)
Net increase (decrease) in net assets
resulting from operations	$6,007,315	$(301,243)	$1,643,288

(1) Net of foreign taxes withheld	$101,440	$21,570	$5,575

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the year ended September 30, 2018

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$464,812	$833,568	$255,178
Affiliated issuers (See Note 7)	73,047	134,539	96,193
Interest income	118,229	166,866	138,898
Total investment income	656,088	1,134,973	490,269
Advisory fees (See Note 3)	376,215	282,065	273,972
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	37,621	20,077	65,582
Audit fees	31,573	31,573	31,573
Administration fees	29,327	22,349	21,371
Shareholder servicing fees and expenses	22,696	20,702	21,982
Fund accounting fees	17,608	16,725	14,046
Federal and state registration	17,551	20,189	21,424
Legal fees	6,809	15,224	12,007
Reports to shareholders	4,196	3,125	3,598
Trustees fees and expenses	3,645	2,827	2,709
Custody fees	3,253	51,942	4,946
Insurance	2,245	1,200	1,200
Miscellaneous	1,915	3,265	2,992
Total expenses before Adviser waiver	554,654	491,263	477,402
Expenses waived by Adviser (See Note 3)	(65,575)	(96,372)	(93,841)
Total net expenses	489,079	394,891	383,561
Net investment income	167,009	740,082	106,708
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	510,220	(210,768)	651,549
Investments in affiliated issuers (See Note 7)	—	87,272	—
Forward currency contracts	104,545	1,259,784	114,216
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(249,843)	(3,742,043)	20,776
Forward currency contracts	35,803	(227,869)	(20,104)
Net realized and unrealized gain (loss)	400,725	(2,833,624)	766,437
Net increase (decrease) in net assets
resulting from operations	$567,734	$(2,093,542)	$873,145

(1) Net of foreign taxes withheld	$14,902	$73,559	$5,682

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income	$5,561,934	$6,115,476
Net realized gain(loss) on investments
and foreign currency translation	(2,270,585)	13,047,641
Net change in unrealized appreciation	2,715,966	8,364,297
Net increase in assets
resulting from operations	6,007,315	27,527,414

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(2,740,314)	(4,410,953)
Net dividends and distributions
to shareholders - Institutional Class	(11,851,429)	(12,542,944)
Total dividends and distributions	(14,591,743)	(16,953,897	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	7,123,382	12,512,519
Proceeds from shares sold - Institutional Class	42,837,125	63,398,511
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,638,833	4,271,425
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	9,475,114	9,679,669
Cost of shares redeemed - Investor Class(2)	(32,463,242)	(41,417,095)
Cost of shares redeemed - Institutional Class(3)	(112,706,794)	(32,261,163)
Net increase (decrease) in net assets
from capital share transactions	(83,095,582)	16,183,866

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(91,680,010)	26,757,383

NET ASSETS:
Beginning of Year	412,846,851	386,089,468
End of Year	$321,166,841	$412,846,851	(4)

(1)	Includes net investment income distributions of $2,118,775 and $6,749,255 and net realized gain distributions of $2,292,178 and $5,793,689 for the Investor and Institutional class, respectively.
(2)	Net of redemption fees of $431 and $466, respectively.
(3)	Net of redemption fees of $33 and $27, respectively.
(4)	Includes accumulated net investment income of $975,840.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income (loss)	$512,625	$(114,366)
Net realized gain (loss) on investments
and foreign currency translation	(3,567,871)	6,442,228
Net change in unrealized
appreciation (depreciation)	2,754,003	(5,630,136)
Net increase (decrease) in assets
resulting from operations	(301,243)	697,726

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(3,478,881)	(1,679,019)
Net dividends and distributions
to shareholders - Institutional Class	(2,015,154)	(694,589)
Total dividends and distributions	(5,494,035)	(2,373,608	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	4,508,574	17,981,541
Proceeds from shares sold - Institutional Class	9,953,949	5,955,334
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	3,407,247	1,643,000
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,892,133	640,492
Cost of shares redeemed - Investor Class(2)	(54,233,435)	(73,815,581)
Cost of shares redeemed - Institutional Class(3)	(29,482,207)	(10,997,685)
Net decrease in net assets
from capital share transactions	(63,953,739)	(58,592,899)

TOTAL DECREASE IN NET ASSETS	(69,749,017)	(60,268,781)

NET ASSETS:
Beginning of Year	193,271,451	253,540,232
End of Year	$123,522,434	$193,271,451	(4)

(1)	Includes net investment income distributions of $0 and $12,431 and net realized gain distributions of $1,679,019 and $682,158 for the Investor and Institutional class, respectively.
(2)	Net of redemption fees of $244 and $4,788, respectively.
(3)	Net of redemption fees of $0 and $143, respectively.
(4)	Includes accumulated net investment income of $0.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income	$2,143,668	$2,323,743
Net realized loss on investments
and foreign currency translation	(627,686)	(291,118)
Net change in unrealized appreciation	127,306	309,349
Net increase in assets
resulting from operations	1,643,288	2,341,974

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders	(2,138,103)	(2,310,320)
Total dividends and distributions	(2,138,103)	(2,310,320	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,051,869	5,537,059
Proceeds from shares issued to holders in
reinvestment of dividends	2,042,253	2,176,087
Cost of shares redeemed(2)	(18,513,001)	(7,970,891)
Net decrease in net assets
from capital share transactions	(4,418,879)	(257,745)

TOTAL DECREASE IN NET ASSETS	(4,913,694)	(226,091)

NET ASSETS:
Beginning of Year	79,533,436	79,759,527
End of Year	$74,619,742	$79,533,436	(3)

(1)	Includes net investment income distributions of $2,310,320.
(2)	Net of redemption fees of $15 and $0, respectively.
(3)	Includes accumulated net investment income of $14,422.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income	$167,009	$7,300
Net realized gain on investments
and foreign currency translation	614,765	779,268
Net change in unrealized
appreciation (depreciation)	(214,040)	2,396,423
Net increase in assets
resulting from operations	567,734	3,182,991

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(1,292,230)	(1,969,858)
Total dividends and distributions	(1,292,230)	(1,969,858	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,729,365	3,827,908
Proceeds from shares issued to holders in
reinvestment of dividends	1,265,840	1,943,927
Cost of shares redeemed(2)	(13,921,810)	(9,519,831)
Net decrease in net assets
from capital share transactions	(10,926,605)	(3,747,996)

TOTAL DECREASE IN NET ASSETS	(11,651,101)	(2,534,863)

NET ASSETS:
Beginning of Year	45,456,476	47,991,339
End of Year	$33,805,375	$45,456,476	(3)

(1)	Includes net investment income of $266,049 and net realized gain distributions of $1,703,809.
(2)	Net of redemption fees of $48 and $3, respectively.
(3)	Includes accumulated net investment income of $66,530.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income	$740,082	$658,997
Net realized gain (loss) on investments
and foreign currency translation	1,136,288	(417,264)
Net change in unrealized
appreciation (depreciation)	(3,969,912)	1,223,158
Net increase (decrease) in assets
resulting from operations	(2,093,542)	1,464,891

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(1,332,538)	(761,075)
Total dividends and distributions	(1,332,538)	(761,075	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,542,039	8,112,596
Proceeds from shares issued to holders in
reinvestment of dividends	1,326,196	754,574
Cost of shares redeemed(2)	(4,023,692)	(4,434,264)
Net increase in net assets
from capital share transactions	8,844,543	4,432,906

TOTAL INCREASE IN NET ASSETS	5,418,463	5,136,722

NET ASSETS:
Beginning of Year	22,184,671	17,047,949
End of Year	$27,603,134	$22,184,671	(3)

(1)	Includes net investment income distributions of $635,320 and net realized gain distributions of $125,755.
(2)	Net of redemption fees of $3 and $965, respectively.
(3)	Includes accumulated net investment loss of $(478,309).

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment income	$106,708	$177,300
Net realized gain on investments
and foreign currency translation	765,765	416,821
Net change in unrealized appreciation	672	830,628
Net increase in assets
resulting from operations	873,145	1,424,749

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(652,806)	(1,032,659)
Total dividends and distributions	(652,806)	(1,032,659	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,961,325	10,086,033
Proceeds from shares issued to holders in
reinvestment of dividends	652,731	1,032,235
Cost of shares redeemed(2)	(3,087,125)	(4,700,532)
Net increase in net assets
from capital share transactions	11,526,931	6,417,736

TOTAL INCREASE IN NET ASSETS	11,747,270	6,809,826

NET ASSETS:
Beginning of Year	18,640,581	11,830,755
End of Year	$30,387,851	$18,640,581	(3)

(1)	Includes net investment income distributions of $130,813 and net realized gain distributions of $901,846.
(2)	Net of redemption fees of $1,515 and $64, respectively.
(3)	Includes accumulated net investment income of $98,263.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018	2017	2016		2015	2014
NET ASSET VALUE:
Beginning of year	$11.92	$11.62	$10.56		$12.69	$12.23

OPERATIONS:
Net investment income(1)	0.19	0.16	0.26		0.18	0.12
Net realized and unrealized gain (loss)
on investment securities	(0.04)	0.62	1.07		(1.00)	1.09
Total from operations(2)	0.15	0.78	1.33		(0.82)	1.21

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.24)	(0.27)		(0.19)	(0.12)
From net realized gains	(0.24)	(0.24)	(0.00	)(3)	(1.12)	(0.63)
Total distributions	(0.43)	(0.48)	(0.27)		(1.31)	(0.75)

NET ASSET VALUE:
End of year	$11.64	$11.92	$11.62		$10.56	$12.69
Total return	1.24%	6.86%	12.87%		(7.17)%	10.23%
Net assets at end of year
(000s omitted)	$64,198	$88,405	$110,395		$149,504	$238,691

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46%	1.44%	1.45%		1.42%	1.41%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%		1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.20%	1.26%	1.97%		1.45%	0.97%
After expense
reimbursement/recoupment	1.26%	1.30%	2.02%		1.47%	0.98%
Portfolio turnover rate	46%	47%	43%		54%	73%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2018, 2017, 2016, 2015 and 2014.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018		2017	2016		2015	2014
NET ASSET VALUE:
Beginning of year	$11.92		$11.62	$10.56		$12.69	$12.24

OPERATIONS:
Net investment income(1)	0.18		0.19	0.24		0.22	0.15
Net realized and unrealized gain (loss)
on investment securities	(0.00	)(3)	0.62	1.12		(1.00)	1.08
Total from operations(2)	0.18		0.81	1.36		(0.78)	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.27)	(0.30)		(0.23)	(0.15)
From net realized gains	(0.24)		(0.24)	(0.00	)(3)	(1.12)	(0.63)
Total distributions	(0.45)		(0.51)	(0.30)		(1.35)	(0.78)

NET ASSET VALUE:
End of year	$11.65		$11.92	$11.62		$10.56	$12.69
Total return	1.52%		7.13%	13.16%		(6.92)%	10.41%
Net assets at end of year
(000s omitted)	$256,969		$324,442	$275,694		$182,274	$233,759

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.21%		1.19%	1.20%		1.17%	1.16%
After expense
reimbursement/recoupment	1.15%		1.15%	1.15%		1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46%		1.52%	2.13%		1.72%	1.23%
After expense
reimbursement/recoupment	1.52%		1.56%	2.18%		1.74%	1.24%
Portfolio turnover rate	46%		47%	43%		54%	73%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2018, 2017, 2016, 2015 and 2014.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
NET ASSET VALUE:
Beginning of year	$14.46	$14.55	$13.70	$16.18	$15.91

OPERATIONS:
Net investment income (loss)(1)(2)	0.04	(0.07)	(0.05)	(0.17)	(0.22)
Net realized and unrealized gain (loss)
on investment securities	(0.10)	0.12	1.08	(0.71)	1.17
Total from operations(3)	(0.06)	0.05	1.03	(0.88)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	(0.18)	—	—
From net realized gains	(0.50)	(0.14)	—	(1.60)	(0.68)
Total distributions	(0.51)	(0.14)	(0.18)	(1.60)	(0.68)

NET ASSET VALUE:
End of year	$13.89	$14.46	$14.55	$13.70	$16.18
Total return	(0.49)%	0.36%	7.63%	(6.03)%	6.08%
Net assets at end of year
(000s omitted)	$75,405	$125,433	$181,001	$216,933	$421,714

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.48%	1.46%	1.46%	1.42%	1.40%
After expense
reimbursement/recoupment	1.37%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.14%	(0.18)%	(0.34)%	(0.67)%	(1.11)%
After expense
reimbursement/recoupment	0.25%	(0.12)%	(0.28)%	(0.65)%	(1.11)%
Portfolio turnover rate	44%	43%	40%	75%	38%
(1)	Net investment income per share is calculated using the average shares outstanding method for the year ended September 30, 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the four years ended September 30, 2017, 2016, 2015 and 2014.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2018, 2017, 2016, 2015 and 2014.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018	2017		2016		2015	2014
NET ASSET VALUE:
Beginning of year	$14.81	$14.86		$13.97		$16.42	$16.09

OPERATIONS:
Net investment income (loss)(1)(2)	0.19	0.03		(0.00	)(3)	(0.06)	(0.16)
Net realized and unrealized gain (loss)
on investment securities	(0.23)	0.06		1.08		(0.79)	1.17
Total from operations(4)	(0.04)	0.09		1.08		(0.85)	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.00	)(3)	(0.19)		—	—
From net realized gains	(0.50)	(0.14)		—		(1.60)	(0.68)
Total distributions	(0.52)	(0.14)		(0.19)		(1.60)	(0.68)

NET ASSET VALUE:
End of year	$14.25	$14.81		$14.86		$13.97	$16.42
Total return	(0.34)%	0.64%		7.85%		(5.68)%	6.39%
Net assets at end of year
(000s omitted)	$48,117	$67,839		$72,539		$85,350	$238,722

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.26%	1.21%		1.21%		1.17%	1.15%
After expense
reimbursement/recoupment	1.15%	1.15%		1.15%		1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.37%	0.07%		(0.09)%		(0.44)%	(0.85)%
After expense
reimbursement/recoupment	0.48%	0.13%		(0.03)%		(0.42)%	(0.85)%
Portfolio turnover rate	44%	43%		40%		75%	38%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2018, 2017, 2015, 2014 and 2013.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the year ended September 30, 2016.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2018, 2017, 2016, 2015 and 2014.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
NET ASSET VALUE:
Beginning of year	$9.29	$9.29	$9.02	$9.65	$9.66

OPERATIONS:
Net investment income(1)	0.27	0.27	0.28	0.30	0.28
Net realized and unrealized gain (loss)
on investment securities	(0.08)	0.00 (2)	0.31	(0.56)	0.04
Total from operations(3)	0.19	0.27	0.59	(0.26)	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.27)	(0.32)	(0.30)	(0.28)
From net realized gains	—	—	—	(0.07)	(0.05)
Total distributions	(0.27)	(0.27)	(0.32)	(0.37)	(0.33)

NET ASSET VALUE:
End of year	$9.21	$9.29	$9.29	$9.02	$9.65
Total return	2.05%	2.92%	6.76%	(2.76)%	3.38%
Net assets at end of year
(000s omitted)	$74,620	$79,533	$79,760	$84,988	$106,360

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.03%	1.01%	1.01%	0.96%	0.95	%(4)
After expense
reimbursement/recoupment	0.90%	0.90%	0.90%	0.90%	0.90	%(4)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.70%	2.77%	2.97%	3.05%	2.85	%(5)
After expense
reimbursement/recoupment	2.83%	2.88%	3.08%	3.11%	2.90	%(5)
Portfolio turnover rate	54%	49%	52%	51%	53%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the two years ended September 30, 2018 and 2014.
(4)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(5)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
NET ASSET VALUE:
Beginning of year	$10.89	$10.62	$9.98	$11.22	$11.11

OPERATIONS:
Net investment income (loss)(1)	0.05	0.00 (2)	0.07	(0.01)	(0.06)
Net realized and unrealized gain (loss)
on investment securities	0.07	0.70	1.07	(0.31)	1.08
Total from operations(3)	0.12	0.70	1.14	(0.32)	1.02

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.06)	(0.04)	—	—
From net realized gains	(0.30)	(0.37)	(0.46)	(0.92)	(0.91)
Total distributions	(0.38)	(0.43)	(0.50)	(0.92)	(0.91)

NET ASSET VALUE:
End of year	$10.63	$10.89	$10.62	$9.98	$11.22
Total return	1.06%	6.80%	11.91%	(3.32)%	9.69%
Net assets at end of year
(000s omitted)	$33,805	$45,456	$47,991	$44,930	$46,137

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.47%	1.41%	1.34%	1.31%	1.57%
After expense
reimbursement/recoupment	1.30%	1.30%	1.30%	1.30%	1.33%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.27%	(0.10)%	0.62%	(0.14)%	(0.78)%
After expense
reimbursement/recoupment	0.44%	0.01%	0.66%	(0.13)%	(0.54)%
Portfolio turnover rate	51%	13%	32%	71%	66%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2018, 2017, 2016 and 2014.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				December 30, 2014(1)
	Year Ended September 30,			through
	2018	2017	2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$10.40	$10.16	$9.95	$10.00

OPERATIONS:
Net investment income(2)	0.34	0.36	0.51	0.06
Net realized and unrealized gain
(loss) on investment securities	(0.85)	0.32	0.60	(0.11)
Total from operations(3)	(0.51)	0.68	1.11	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.37)	(0.72)	—
From net realized gains	(0.34)	(0.07)	(0.18)	—
Total distributions	(0.52)	(0.44)	(0.90)	—

NET ASSET VALUE:
End of period	$9.37	$10.40	$10.16	$9.95
Total return	(5.43)%	7.05%	12.67%	(0.50	)%(4)
Net assets at end of period
(000s omitted)	$27,603	$22,185	$17,048	$7,573

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.74%	2.14%	2.50%	4.07	%(5)
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	2.28%	2.67%	3.46%	(1.47	)%(5)
After expense
reimbursement/recoupment	2.62%	3.41%	4.56%	1.20	%(5)
Portfolio turnover rate	55%	51%	33%	32	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2018, 2017 and 2016.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				July 31, 2015(1)
	Year Ended September 30,			through
	2018	2017	2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$11.49	$11.43	$9.17	$10.00

OPERATIONS:
Net investment income(2)	0.04	0.12	0.08	0.02
Net realized and unrealized gain
(loss) on investment securities	0.49	0.78	2.20	(0.85)
Total from operations(3)	0.53	0.90	2.28	(0.83)

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.11)	(0.02)	—
From net realized gains	(0.22)	(0.73)	—	—
Total distributions	(0.31)	(0.84)	(0.02)	—

NET ASSET VALUE:
End of period	$11.71	$11.49	$11.43	$9.17
Total return	4.59%	8.49%	24.89%	(8.30	)%(4)
Net assets at end of period
(000s omitted)	$30,388	$18,641	$11,831	$1,390

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.74%	1.96%	3.02%	21.45	%(5)
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.05%	0.55%	(0.30)%	(18.42	)%(5)
After expense
reimbursement/recoupment	0.39%	1.11%	1.32%	1.63	%(5)
Portfolio turnover rate	52%	29%	64%	1	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2018, 2017 and 2016.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2018, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015.  The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest bid quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest bid will be used.  When using the latest bid quotation, these contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2018, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$182,558,033	$—	$—	$182,558,033
Total Convertible Bonds*	—	7,239,372	—	7,239,372
Total Corporate Bonds*	—	97,758,436	—	97,758,436
Money Market Fund*	28,431,300	—	—	28,431,300
Unrealized
Appreciation on
Forward Currency
Contract	—	2,658,457	—	2,658,457
Total Assets	$210,989,333	$107,656,265	$—	$318,645,598
Liabilities
Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(139,789)	$—	$(139,789)
Total Liabilities	$—	$(139,789)	$—	$(139,789)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$18,533,881	$—	$—	$18,533,881
Total Exchange-
Traded Fund*	2,948,940	—	—	2,948,940
Total Convertible Bond*	—	225,361	—	225,361
U.S. Treasury Bills*	—	98,521,875	—	98,521,875
Total Assets	$21,482,821	$98,747,236	$—	$120,230,057

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Preferred Stock*	$733,727	$—	$—	$733,727
Total Convertible Bonds*	—	3,968,442	—	3,968,442
Corporate Bonds*	—	63,972,067	—	63,972,067
U.S. Government Notes*	—	2,486,507	—	2,486,507
Money Market Fund*	2,305,282	—	—	2,305,282
Total Assets	$3,039,009	$70,427,016	$—	$73,466,025

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$27,007,308	$—	$—	$27,007,308
U.S. Treasury Bill*	—	5,199,001	—	5,199,001
Unrealized
Appreciation on
Forward Currency
Contracts	—	56,970	—	56,970
Total Assets	$27,007,308	$5,255,971	$—	$32,263,279

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid International Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Australia	$536,424	$1,469,742	$—	$2,006,166
Canada	2,860,236	—	—	2,860,236
Estonia	424,803	—	—	424,803
France	1,769,006	—	—	1,769,006
Germany	4,024,824	—	—	4,024,824
Italy	441,384	—	—	441,384
United Kingdom	3,846,480	—	—	3,846,480
United States	1,369,648	—	—	1,369,648
Total Common Stocks	15,272,805	1,469,742	—	16,742,547
Preferred Stocks
Canada	—	2,544,092	—	2,544,092
Germany	790,057	—	—	790,057
Total Preferred Stocks	790,057	2,544,092	—	3,334,149
Total Right*	—	—	—	—
U.S. Government Notes*	—	4,961,172	—	4,961,172
Unrealized
Appreciation on
Forward Currency
Contracts	—	67,841	—	67,841
Total Assets	$16,062,862	$9,042,847	$—	$25,105,709
Liabilities
Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(93,026)	$—	$(93,026)
Total Liabilities	$—	$(93,026)	$—	$(93,026)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Select Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$25,166,856	$—	$—	$25,166,856
Total Exchange-
Traded Funds*	1,535,380	—	—	1,535,380
Total Real Estate
Investment Trust (REIT)*	652,310	—	—	652,310
Total Convertible Bond*	—	296,528	—	296,528
Total Assets	$27,354,546	$296,528	$—	$27,651,074
Liabilities
Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(30,539)	$—	$(30,539)
Total Liabilities	$—	$(30,539)	$—	$(30,539)

*	For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the year ended September 30, 2018 with significant unobservable inputs which would be classified as Level 3.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2018, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund used forward currency contracts during the year for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Effect of Forward Currency Contracts on the Statement of Operations for the year ended September 30, 2018

	Change in unrealized	Realized gain (loss)
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$5,594,095	$(3,104,510)
Intrepid Endurance Fund	$174,905	$(79,328)
Intrepid Income Fund	$12,485	$8,248
Intrepid Disciplined Value Fund	$35,803	$104,545
Intrepid International Fund	$(227,869)	$1,259,784
Intrepid Select Fund	$(20,104)	$114,216

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2018 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$8,169,286	$1,792,030	$497,379	$1,250,426

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$49,868,515	$5,437,074	$1,129,787	$3,767,957

	Intrepid
	International	Intrepid
Long Positions	Fund	Select Fund
Forward currency
contract	$846,662	$543,221

	Intrepid
	International	Intrepid
Short Positions	Fund	Select Fund
Forward currency
contracts	$20,516,992	$2,500,756

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of September 30, 2018, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund, the Intrepid International Fund and the Intrepid Select Fund are as follows:

Forward Currency Contracts*
Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$2,658,457	$(139,789)	$2,518,668	$—	$—	$2,518,668
Intrepid
International Fund	$67,841	$(67,841)	$—	$—	$—	$—

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$139,789	$(139,789)	$—	$—	$—	$—
Intrepid
International Fund	$93,026	$(67,841)	$(25,185)	$—	$—	$(25,185)

As of September 30, 2018, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Disciplined Value Fund and the Intrepid Select Fund are presented gross on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures.  In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Subsequent Events Evaluation

On November 13, 2018, the Board of Trustees (the “Board”) of the Trust approved a plan of reorganization pursuant to which (1) the Intrepid Select Fund (the “Select Fund”) will be reorganized into the Intrepid Disciplined Value Fund (the “Disciplined Value Fund”); and (2) subsequent to this reorganization the Select Fund will be dissolved, effective on or about January 25, 2019. The reorganization, which is expected to be tax free to the shareholders of the Select Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Select Fund to the Disciplined Value Fund in exchange for shares of the Disciplined Value Fund, with the shares being distributed pro rata by the Select Fund to its shareholders.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2018 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class of each Fund may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2019	2020	2021
Intrepid Capital Fund	$170,587	$152,608	$223,729
Intrepid Endurance Fund	168,960	129,391	164,533
Intrepid Income Fund	91,707	85,208	96,554
Intrepid Disciplined Value Fund	18,064	54,608	65,575
Intrepid International Fund	114,349	142,502	96,372
Intrepid Select Fund	112,983	89,546	93,841

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2018 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$153,663,282	$179,464,951	$—	$—
Intrepid Endurance Fund	12,061,491	29,608,770	—	—
Intrepid Income Fund	28,476,488	43,635,474	6,509,963	—
Intrepid Disciplined
Value Fund	13,407,387	15,628,349	—	—
Intrepid International Fund	16,983,983	12,862,618	—	—
Intrepid Select Fund	22,446,893	12,178,067	—	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	593,270	1,065,823
Shares issued to holders in
reinvestment of dividends	221,403	369,546
Shares redeemed	(2,716,294)	(3,518,354)
Net decrease in shares	(1,901,621)	(2,082,985)
Shares outstanding:
Beginning of year	7,417,107	9,500,092
End of year	5,515,486	7,417,107

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Capital Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	3,542,124	5,406,533
Shares issued to holders in
reinvestment of dividends	795,000	835,264
Shares redeemed	(9,491,438)	(2,744,008)
Net increase (decrease) in shares	(5,154,314)	3,497,789
Shares outstanding:
Beginning of year	27,218,639	23,720,850
End of year	22,064,325	27,218,639

Intrepid Endurance Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	318,600	1,248,598
Shares issued to holders in
reinvestment of dividends	241,306	114,735
Shares redeemed	(3,801,359)	(5,127,486)
Net decrease in shares	(3,241,453)	(3,764,153)
Shares outstanding:
Beginning of year	8,672,120	12,436,273
End of year	5,430,667	8,672,120

Intrepid Endurance Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	680,594	403,939
Shares issued to holders in
reinvestment of dividends	130,762	43,749
Shares redeemed	(2,015,649)	(747,010)
Net decrease in shares	(1,204,293)	(299,322)
Shares outstanding:
Beginning of year	4,581,685	4,881,007
End of year	3,377,392	4,581,685

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Income Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	1,300,361	595,589
Shares issued to holders in
reinvestment of dividends	221,102	234,840
Shares redeemed	(1,987,975)	(856,220)
Net decrease in shares	(466,512)	(25,791)
Shares outstanding:
Beginning of year	8,564,291	8,590,082
End of year	8,097,779	8,564,291

Intrepid Disciplined Value Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	160,409	357,864
Shares issued to holders in
reinvestment of dividends	118,303	186,737
Shares redeemed	(1,275,307)	(886,501)
Net decrease in shares	(996,595)	(341,900)
Shares outstanding:
Beginning of year	4,175,515	4,517,415
End of year	3,178,920	4,175,515

Intrepid International Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	1,086,434	826,212
Shares issued to holders in
reinvestment of dividends	126,545	77,952
Shares redeemed	(399,643)	(449,103)
Net increase in shares	813,336	455,061
Shares outstanding:
Beginning of year	2,133,628	1,678,567
End of year	2,946,964	2,133,628

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Select Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Shares sold	1,178,544	916,558
Shares issued to holders in
reinvestment of dividends	55,410	98,402
Shares redeemed	(261,502)	(427,057)
Net increase in shares	972,452	587,903
Shares outstanding:
Beginning of year	1,622,996	1,035,093
End of year	2,595,448	1,622,996

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2017 through September 30, 2018.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Capital Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Gain	(Depreciation)	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	428,541	—	(428,541)	—	$355,689	$—	$522,373	$—	$—
Berentzen-Gruppe AG	—	383,375	—	383,375	51,427	—	(516,337)	3,071,309	3,587,646
Gattaca PLC	—	1,967,030	—	1,967,030	306,069	—	(3,649,496)	3,204,801	6,854,297
Hallmark Financial Services, Inc.	—	528,592	—	528,592	—	—	731,884	5,814,512	5,082,629
HNZ Group, Inc. (a)	631,480	—	(631,480)	—	—	2,985,546	(19,948)	—	—
Protective Insurance Corp. –
Class B	—	482,541	—	482,541	119,991	—	(350,956)	9,835,016	10,185,972
					$833,176	$2,985,546	$(3,282,480)	$21,925,638	$25,710,544
Intrepid Endurance Fund
	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Loss	Appreciation	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	279,141	—	(279,141)	—	$228,536	$(3,309)	$113,484	$—	$—
Protective Insurance Corp. –
Class B	—	260,044	—	260,044	72,812	—	15,932	5,968,010	5,952,078
Hallmark Financial Services, Inc.	—	227,598	—	227,598	—	—	209,207	2,503,578	2,294,371
					$301,348	$(3,309)	$338,623	$8,471,588	$8,246,449
Intrepid Income Fund
	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Gain	Appreciation	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	35,984	—	(35,984)	—	$29,867	$40,584	$10,001	$—	$—

(a)	Security is no longer an affiliated company at September 30, 2018.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

Intrepid Disciplined Value Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Gain	(Depreciation)	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	65,808	—	(65,808)	—	$54,621	$—	$(3,421)	$—	$—
Protective Insurance Corp. –
Class B	—	65,808	—	65,808	18,426	—	29,744	1,510,293	1,480,550
					$73,047	$—	$26,323	$1,510,293	$1,480,550
Intrepid International Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Gain (Loss)	(Depreciation)	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	31,024	6,760	(37,784)	—	$29,256	$6,103	$(2,290)	$—	$—
Berentzen Gruppe AG	—	141,001	—	141,001	34,522	—	(220,450)	1,129,593	1,350,043
Coventry Group Ltd.	1,580,150	496,631	(308,732)	1,768,049	—	9,476	(80,056)	1,469,742	1,100,289
Coventry Group Ltd. (Right)	—	353,610	—	353,610	—	—	(14,868)	—	14,868
Gattaca PLC	85,750	776,751	(110,928)	751,573	62,127	(242,981)	(708,042)	1,224,507	1,909,982
HNZ Group, Inc. (a)	86,190	—	(86,190)	—	—	450,429	(54,753)	—	—
Protective Insurance Corp. –
Class B	—	30,834	—	30,834	8,634	—	17,115	707,640	690,525
Quarto Group, Inc.	634,582	366,814	(119,000)	882,396	—	(135,755)	(491,727)	845,339	1,787,104
					$134,539	$87,272	$(1,555,071)	$5,376,821	$6,852,811
Intrepid Select Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2017	Additions	Reductions	Sept. 30, 2018	Income	Gain	(Depreciation)	2018	2018
Baldwin & Lyons, Inc. –
Class B (a)	60,714	40,686	(101,400)	—	$67,801	$—	$60,300	$—	$—
Hallmark Financial Services, Inc.	49,193	75,270	—	124,463	—	—	41,835	1,369,093	1,263,695
Protective Insurance Corp. –
Class B	—	101,400	—	101,400	28,392	—	(56,622)	2,327,130	2,383,752
					$96,193	$—	$45,513	$3,696,223	$3,647,447

(a)	Security is no longer an affiliated company at September 30, 2018.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2018 and 2017 are as follows:

	September 30, 2018		September 30, 2017
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$11,388,093	$3,203,650	$10,076,082	$6,877,815
Intrepid
Endurance Fund	4,210,794	1,283,241	2,209,712	163,896
Intrepid Income Fund	2,138,103	—	2,310,320	—
Intrepid Disciplined
Value Fund	649,731	642,499	647,401	1,322,457
Intrepid
International Fund	1,234,997	97,541	761,075	—
Intrepid Select Fund	652,806	—	896,755	135,904

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2018, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$(128,664)	$128,664	$—
Intrepid Endurance Fund	(48,216)	48,216	—
Intrepid Income Fund	7,271	(7,271)	—
Intrepid Disciplined
Value Fund	141,611	(171,611)	30,000
Intrepid International Fund	52,503	(116,430)	63,927
Intrepid Select Fund	4,758	(34,758)	30,000

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of tax equalization, investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

As of September 30, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$298,228,325	$118,684,099
Unrealized appreciation	35,197,974	2,855,216
Unrealized depreciation	(14,920,050)	(1,309,258)
Net unrealized appreciation	20,277,924	1,545,958
Undistributed ordinary income	3,507,202	357,028
Undistributed long-term capital gain	—	—
Distributable income	3,507,202	357,028
Other accumulated loss	(3,620,754)	(5,558,123)
Total accumulated gain (loss)	20,164,372	(3,655,137)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$73,640,307	$27,895,546
Unrealized appreciation	223,322	5,329,795
Unrealized depreciation	(397,604)	(962,062)
Net unrealized appreciation (depreciation)	(174,282)	4,367,733
Undistributed ordinary income	27,258	497,998
Undistributed long-term capital gain	—	—
Distributable income	27,258	497,998
Other accumulated loss	(4,144,176)	(529,695)
Total accumulated gain (loss)	(4,291,200)	4,336,036

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$27,999,030	$25,925,909
Unrealized appreciation	1,487,879	2,977,909
Unrealized depreciation	(4,470,762)	(1,283,283)
Net unrealized appreciation (depreciation)	(2,982,883)	1,694,626
Undistributed ordinary income	287,864	416,402
Undistributed long-term capital gain	642,064	311,955
Distributable income	929,928	728,357
Other accumulated gain (loss)	—	(48,522)
Total accumulated gain (loss)	(2,052,955)	2,374,461

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2018

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales long term.

At September 30, 2018, the Intrepid Income Fund had short-term tax basis capital losses of $366,537 and long-term tax basis capital losses of $3,777,639 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2018, the Intrepid Endurance Fund had late year losses of $5,558,123.

At September 30, 2018, the Intrepid Disciplined Value Fund had post-October capital losses of $528,426.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2018, or for any other tax years which are open for exam. As of September 30, 2018, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund’s open tax years include the tax years ended September 30, 2015 through 2018. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2018.

9.	LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $25,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of September 30, 2018 was 5.00%. During the year ended September 30, 2018, the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund did not use the line.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprised of the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund, and Intrepid Select Fund (collectively the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the period then ended for the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund; the financial highlights for the years ended September 30, 2018, 2017, 2016, and the period from December 30, 2014 (commencement of operations) through September 30, 2015 for the Intrepid International Fund; the financial highlights for the years ended September 30, 2018, 2017, 2016, and the period from July 31, 2015 (commencement of operations) through September 30, 2015 for the Intrepid Select Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the years ended September 30, 2018, 2017, 2016, and the period from December 30, 2014 (commencement of operations) through September 30, 2015 for the Intrepid International Fund and for the years ended September 30, 2018, 2017, 2016, and the period from July 31, 2015 (commencement of operations) through September 30, 2015 for the Intrepid Select Fund) in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures (if applicable). We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 20, 2018

We have served as the auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer
Independent Trustees
Roy F. Clarke, 78	Trustee*	Indefinite	Retired dentist	6	None
c/o Intrepid Capital		Term	and private
Management		since	investor
Funds Trust		November	(2001-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250

Peter R. Osterman,	Trustee*	Indefinite	Retired Sr. Vice	6	None
Jr., 70		Term	President and Chief
c/o Intrepid Capital		since	Financial Officer,
Management		November	HosePower
Funds Trust		2004	U.S.A. (an industrial
1400 Marsh Landing			tool distributor)
Parkway, Suite 106			(2010-November 2017);
Jacksonville			Chief Financial
Beach, FL 32250			Officer, W&O Supply,
Inc. (an international
distributor of marine
piping valves and
fittings (2001-2010).

Ed Vandergriff, CPA, 69	Trustee*	Indefinite	President,	6	None
c/o Intrepid Capital		Term	Development
Management		since	Catalysts
Funds Trust		November	(a real estate
1400 Marsh Landing		2004	finance and
Parkway, Suite 106			development
Jacksonville			company)
Beach, FL 32250			(2000-present).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2018 (Unaudited)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer
Interested Trustees

Mark F. Travis, 56	Trustee,	Indefinite	President,	6	None
c/o Intrepid Capital	President	Term	Intrepid Capital
Management	and	since	Management Inc.
Funds Trust	CCO	November	(1995-present); Chief
1400 Marsh Landing		2004	Executive Officer,
Parkway, Suite 106			Intrepid Capital
Jacksonville			Management Inc.
Beach, FL 32250			(2003-present).

Officers
Donald White, 57	Treasurer	Indefinite	Chief	N/A	N/A
c/o Intrepid Capital	and	Term	Financial Officer,
Management	Secretary	since	Intrepid Capital
Funds Trust		November	Management Inc.
1400 Marsh Landing		2004	(2003-present).
Parkway, Suite 106
Jacksonville
Beach, FL 32250

*	Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2018 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid International Fund designated $3,203,650, $1,283,241, $642,499 and $97,541, respectively, of total distributions paid during the fiscal year ended September 30, 2018 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 37.98%, 39.82%, 4.85%, 80.63%, 100.00% and 44.42%, respectively, of their ordinary income distributions for the year ended September 30, 2018 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2018, 19.15%, 16.24%, 3.05%, 94.98%, 3.27% and 26.05% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 51.99%, 28.82%, 100.00%, 8.75%, 7.82% and 16.95%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 43.72%, 97.45%, 0.00%, 56.50%, 61.90% and 69.61%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2018 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0918

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	FYE 09/30/2017
Audit Fees	$156,350	$155,000
Audit-Related Fees
Tax Fees	$26,340	$25,560
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	FYE 09/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2018	FYE 09/30/2017
Registrant	$26,340	$25,560
Registrant’s Investment Adviser	$38,980	$33,954

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title) * /s/ Mark F. Travis
   Mark F. Travis President

Date    November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) * /s/ Mark F. Travis
   Mark F. Travis, President

Date    November 28, 2018

By (Signature and Title) *   /s/ Donald C. White
Donald C. White, Treasurer

Date    November 28, 2018

* Print the name and title of each signing officer under his or her signature.